[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.47

AMENDED AND RESTATED LICENSE AGREEMENT

This AMENDED AND RESTATED LICENSE AGREEMENT (the “Agreement”), effective as of January 8, 2014 (the “Amendment Effective Date”), is made by and between Sunesis Pharmaceuticals, Inc., a Delaware corporation, having a principal place of business at 395 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080 (“Sunesis”), and Millennium Pharmaceuticals, Inc., a Delaware corporation, having a principal place of business at 40 Landsdowne Street, Cambridge, Massachusetts 02139 (“Millennium”). Sunesis and Millennium are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

BACKGROUND

A. Sunesis has developed proprietary technology and know-how for the discovery and optimization of small molecules that bind to enzyme targets and protein-protein interfaces, with special expertise towards kinases.

B. Pursuant to a Collaboration Agreement (the “Original Agreement”) effective as of August 27, 2004 (the “Original Agreement Effective Date”) by and between Sunesis and Biogen Idec MA Inc. (“Biogen Idec”), as amended, Sunesis and Biogen Idec collaborated on the discovery and development of small molecules that modulated Collaboration Targets (as defined in the Original Agreement), and discovered and commenced development of several compounds, including compounds designated as BIIB024 and [ * ], it being understood that BIIB024 has been designated as a “Development Candidate” under the terms of the Original Agreement.

C. Pursuant to a Termination and Transition Agreement (the “Three Party Agreement”) dated as of March 31, 2011 (the “Effective Date”), Sunesis, Biogen Idec and Millennium agreed that (i) Millennium shall succeed to the rights of Biogen Idec under the Original Agreement with respect to the Licensed Compounds and certain other compounds and, in order to effectuate the foregoing, (ii) Sunesis and Millennium shall enter into that certain License Agreement, dated the Effective Date (the “License Agreement”), Sunesis and Biogen Idec shall enter into an amendment and restatement of the Original Agreement (the “New Sunesis-Biogen Agreement”), and Millennium and Biogen Idec shall enter into an asset transfer agreement (the “Millennium-Biogen Agreement”).

D. Pursuant to the License Agreement, Millennium has been developing BIIB024 and designated small molecules that bind to two different targets, the Raf Target and the PDK Target, and Sunesis granted Millennium a license to its interest in the jointly owned intellectual property to develop and commercialize certain of such compounds.

E. The Parties now desire for Millennium to grant Sunesis rights to develop and commercialize compounds binding the PDK Target (but not compounds binding the Raf Target), and certain other rights with respect to such compounds. Accordingly, the Parties are amending and restating the License Agreement as this Agreement in accordance with Section 15.11 of the License Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:

ARTICLE 1

DEFINITIONS

As used herein, the following terms will have the meanings set forth below:

1.1.”Affiliate” of a Person shall mean any corporation or other business entity that during the Term of this Agreement controls, is controlled by or is under common control with such Person but only for so long as such entity controls, is controlled by, or is under common control with such Person. With respect to a particular entity, “control” shall mean the ownership directly or indirectly of fifty percent (50%) or more of the stock entitled to vote for the election of directors, and for nonstock organizations, of the equity interests entitled to control the management of such entity. [ * ].

1.2. “Biogen Idec Collaboration Technology” shall mean all Biogen Idec Collaboration Patents and Biogen Idec Collaboration Know-How.

1.2.1 “Biogen Idec Collaboration Patents” shall mean (a) those Patent Rights set forth on Exhibit 1.4(a), the subject of which is an invention: (i) conceived in the course of performing the Research Program during the Research Term and reduced to practice prior to the Effective Date solely by or under authority of personnel of Biogen Idec or any of its controlled Affiliates; or (ii) conceived and reduced to practice solely by or under authority of personnel of Biogen Idec or any of its controlled Affiliates after the Original Agreement Effective Date but prior to the Effective Date, in the case of either (i) or (ii) in the course of activities [ * ] to the Designated Targets or to the discovery, research, or development of Licensed Compounds or Licensed Products; and (b) all Patent Rights that arise during the Term that claim or cover any Biogen Idec Collaboration Know-How. Notwithstanding the foregoing, Biogen Idec Collaboration Patents shall in all cases exclude Sunesis Core Technology, Joint Sunesis-Biogen Collaboration Patents and Sunesis Collaboration Patents.

1.2.2 “Biogen Idec Collaboration Know-How” shall mean any Know-How: (i) made or developed solely by or under authority of personnel of Biogen Idec or any of its controlled Affiliates in the course of performing the Research Program during the Research Term; or (ii) made or developed solely by or under authority of personnel of Biogen Idec or any of its controlled Affiliates after the Original Agreement Effective Date but prior to the Effective Date, in the case of either (i) or (ii) in the course of activities [ * ] to the Designated Targets or to the discovery, research, or development of Licensed Compounds or Licensed Products. Notwithstanding the foregoing, Biogen Idec Collaboration Know-How shall in all cases exclude Sunesis Core Technology, Joint Sunesis-Biogen Collaboration Know-How and Excluded Compounds (as defined in the Original Agreement).

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.3. “Co-Funding Option” shall mean the option of Sunesis to fund a portion of the post-Phase I Development Costs of a Licensed Product in the Co-Funded Territory as provided in Section 2.2. The “Co-Funded Territory” shall have the meaning set forth in Section 2.2.1.

1.4. “Collaboration Technology” shall mean all Collaboration Patents and Collaboration Know-How.

1.4.1 “Collaboration Patents” shall mean all Biogen Idec Collaboration Patents, Sunesis Collaboration Patents and Joint Sunesis-Biogen Collaboration Patents. Exhibit 1.4(a) sets forth the Collaboration Patents existing as of the Amendment Effective Date.

1.4.2 “Collaboration Know-How” shall mean all Biogen Idec Collaboration Know-How, Sunesis Collaboration Know-How and Joint Sunesis-Biogen Collaboration Know-How.

1.5. “Combination Product” shall mean any of (i) a Licensed Product that incorporates two or more active drug substances including a Licensed Compound, or (ii) a PDK Product that incorporates two or more active drug substances including a PDK Compound; or (iii) a Reverted Licensed Product that incorporates two or more active drug substances including a Reverted Compound; in each case where at least one of the active drug substances is not a Licensed Compound, PDK Compound or Reverted Compound, respectively.

1.6. “Commercially Reasonable and Diligent Efforts” shall mean the level of effort and resources normally used by a Party for a product or compound owned or controlled by it, which is of similar market potential and at a similar stage in its development or product life, taking into account, without limitation, with respect to a product issues of safety and efficacy, product profile, the proprietary position of the product, the then current competitive environment for the product and the likely timing of the product’s entry into the market, the regulatory environment of the product, and other relevant scientific, technical and commercial factors. Notwithstanding the foregoing, to the extent that the performance of a Party’s responsibilities hereunder is adversely affected by the other Party’s failure to perform its responsibilities hereunder, such Party shall not be deemed to have failed to use its Commercially Reasonable and Diligent Efforts in performing such responsibilities. Notwithstanding, but not in limitation of the foregoing, Millennium shall be deemed to be using Commercially Reasonable and Diligent Efforts for a Co-Funded Product specifically directed at a particular Designated Target if it is using Commercially Reasonable and Diligent Efforts with respect to a Licensed Compound specifically directed at such Designated Target.

1.7 “Confidential Information” shall mean, with respect to a Party, all information (and all tangible and intangible embodiments thereof), which is owned or controlled by such Party, and is disclosed by such Party to the other Party pursuant to this Agreement. Notwithstanding the foregoing, Confidential Information of a Party shall not include information which, and only to the extent, the receiving Party can establish by written documentation (a) has been generally known prior to disclosure of such information by the disclosing Party to the receiving Party; (b) has become generally known, without the fault of the receiving Party, subsequent to disclosure of such information by the disclosing Party to the receiving Party;

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) has been received by the receiving Party at any time from a source, other than the disclosing Party, rightfully having possession of and the right to disclose such information free of confidentiality obligations; (d) has been otherwise known by the receiving Party free of confidentiality obligations prior to disclosure of such information by the disclosing Party to the receiving Party; or (e) is independently developed without reference to or use of the Confidential Information of the disclosing Party. For clarity, except as otherwise expressly provided in this Agreement, Sunesis Collaboration Technology and Joint Sunesis-Biogen Collaboration Technology shall be deemed Confidential Information of both Millennium and Sunesis. For clarity, Biogen Idec Collaboration Technology and Development Technology shall (i) if related to any of the Raf Target, Licensed Compounds or Licensed Products, be deemed Confidential Information solely of Millennium (unless and until such time as such Licensed Compound becomes a Reverted Compound or such Licensed Product becomes a Reverted Licensed Product in accordance with the Agreement, in which case it shall be deemed Confidential Information solely of Sunesis); and (ii) if related to any of the PDK Target, PDK Compounds or PDK Products, be deemed Confidential Information solely of Sunesis, and PDK Technology shall be deemed Confidential Information solely of Sunesis, in each case unless and until such time as such PDK Compound becomes a Licensed Compound or such PDK Product becomes a Licensed Product in accordance with the Agreement, in which case it shall be deemed Confidential Information solely of Millennium.

1.8 “Control” or “Controlled” shall mean, with respect to any Patent Rights or Know-how and with respect to any Person, possession (whether by ownership or license, other than a license granted pursuant to this Agreement) by such Person or its Affiliate of the ability to grant the licenses or sublicenses as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

1.9 “Covered” shall mean, with respect to a compound and a Valid Claim, that the manufacture, use, sale, offer for sale or importation of such compound, but for the licenses or ownership rights granted herein, would infringe such Valid Claim.

1.10 “Designated Targets” shall mean (i) the Raf Target and (ii) the PDK Target.

1.11 “Development” shall mean all research, development and regulatory activities regarding the Licensed Products. “Development” shall include all activities related to research, optimization and design of the appropriate molecule and identification of back-ups, preclinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, clinical studies, manufacturing clinical supplies, regulatory affairs, statistical analysis and report writing, technology transfer, market research and development, and all other pre-approval and related post-approval activities. When used as a verb, “Develop” shall mean to engage in Development.

1.12 “Development Candidate” shall mean any Licensed Compound that enters into GLP clinical toxicology testing or GMP manufacturing.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.13 “Development Costs” shall mean the costs and expenses associated with Development activities actually incurred by Millennium or its Affiliates for a particular Licensed Product during the measurement period and in the territories described in Section 2.2.4(c). The costs and expenses associated with Development activities shall include [ * ]. In determining “Development Costs” chargeable under this Agreement, Millennium will use its project accounting systems, and will review its project accounting systems and methodologies with Sunesis. The Parties hereby agree that efforts of the employees of Millennium or its Affiliates in performing its activities hereunder shall be charged as Development Costs at the FTE Rate. Notwithstanding anything in this Section 1.13 to the contrary, only those Development Costs that are contemplated by the Co-Development Plan and Budget or were otherwise approved by the Joint Steering Committee shall be chargeable by Millennium as Development Costs. It is further understood that the activities of the following groups or functions shall not be chargeable as Development Costs: [ * ]. All payments made by Millennium to a Third Party in connection with the performance of its activities under the Co-Development Plan and Budget shall be charged as Development Costs at Millennium’s actual out-of-pocket cost. Expenses incurred by Millennium for equipment, materials and supplies utilized in performing its activities under the Co-Development Plan and Budget shall not be separately charged as Development Costs, except for those expenses incurred by Millennium, with the prior written consent of the Joint Steering Committee as set forth in the Co-Development Plan and Budget, in the purchase or making of [ * ], and the like) that are to be used exclusively in connection with the performance of Millennium’s activities under the Co-Development Plan and Budget (e.g., [ * ], etc.), which expenses shall be charged as Development Costs at Millennium’s actual out-of-pocket expense incurred in purchasing or making such [ * ].

1.14 “Development Technology” shall mean any Know-How that is made or developed solely by or under authority of either Party or its Affiliates, or jointly by or under authority of both Parties or their respective Affiliates, in the course of performing any activity under (a) the License Agreement that is [ * ] to a Designated Target or [ * ] to the Development, manufacturing or commercialization of a Licensed Compound, Licensed Product, PDK Compound or PDK Product, or (b) this Agreement that is [ * ] to the Raf Target or [ * ] to the Development, manufacturing or commercialization of a Licensed Compound or Licensed Product, and in each case (a) and (b) all Patent Rights that claim or cover any such Know-How. Development Technology shall in all cases exclude Biogen Idec Collaboration Technology, Sunesis Collaboration Technology, Sunesis Core Technology, Joint Sunesis-Biogen Collaboration Technology and PDK Technology.

1.15 “Diligence Summary” shall mean, with respect to a particular Product, a summary of Development and commercialization activities with respect to such Product, that (i) were performed by the reporting Party or its Third Party collaborators in the previous [ * ] period (or shorter period from the prior Diligence Summary, if applicable), and (ii) as of the date of the Diligence Summary, are planned in good faith for the following [ * ] period. For clarity, it is understood and acknowledged that in providing a Diligence Summary, a Party shall not be required to disclose scientific results, specific research activities or the identity of any Third Party collaborator or potential collaborator, but shall at a minimum provide a summary of the total number of FTEs dedicated or planned to be dedicated to the Development and commercialization of such Product, and a summary of the functional allocation of such FTEs.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.16 “Field” shall mean the treatment, prevention or diagnosis of disease in humans and animals.

1.17 “FTE” shall mean, with respect to a Party, the equivalent of the work time of a full-time clinician, regulatory or other qualified person over a twelve-month period (including normal vacations, sick days and holidays), equal to at least [ * ] ([ * ]) weeks of work. In the case of less than a full-time person, the portion of an FTE year devoted by such person to Development activities shall be determined by dividing the number of days during any twelve-month period devoted by such person to Development activities by the total number of working days of such person during such twelve-month period. “FTE Rate” for Millennium shall mean $[ * ] per annum per FTE from the Effective Date through December 31, 2011. Thereafter, the FTE Rate will be adjusted by the Inflation Index. As used herein, “Inflation Index” shall mean the percentage increase in the Consumer Price Index for all Urban Consumers, as published by the U.S. Department of Labor, Bureau of Statistics, since the Effective Date. For clarity, the FTE rate for sales representatives involved in co-promotion shall be determined in accordance with Section 3.2.3.

1.18 “Governmental Authority” shall mean any multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.19 “Gross Sales” shall mean the gross amount invoiced by either Party or its Affiliates or permitted Sublicensees for sales of a Product. However, Gross Sales shall not include amounts received by such Party (or any of its Affiliates) from transactions with an Affiliate or Sublicensee, where the Product in question will be resold by such Affiliate or Sublicensee to an independent Third Party distributor, agent or end user and such amounts received by the Affiliate or Sublicensee from such resale is included in Gross Sales.

1.20 “Joint Sunesis-Biogen Collaboration Technology” shall mean all Joint Sunesis-Biogen Collaboration Patents and Joint Sunesis-Biogen Collaboration Know-How.

1.20.1 “Joint Sunesis-Biogen Collaboration Patents” shall mean (a) those Patent Rights set forth on Exhibit 1.4(a), the subject of which is an invention: (i) conceived in the course of performing the Research Program during the Research Term and reduced to practice prior to the Effective Date jointly by, or under authority of, both Sunesis and Biogen Idec; (ii) conceived and reduced to practice jointly by, or under authority of, Sunesis and Biogen Idec after the Original Agreement Effective Date but prior to the Effective Date, in the case of either (i) or (ii) in the course of activities [ * ] to the Designated Targets or to the discovery, research, or development of Licensed Compounds or Licensed Products; or (iii) conceived in the course of performing the Research Program during the Research Term and reduced to practice prior to the Effective Date using Joint Sunesis-Biogen Collaboration Know-How, Sunesis Collaboration Know-How or Sunesis Core Technology by or under authority of personnel of Biogen Idec or any of its controlled Affiliates; and (b) all Patent Rights that arise during the Term that claim or cover any Joint Sunesis-Biogen Collaboration Know-How. For clarity, the inventions described in subsection (a)(iii) above are limited to those inventions [ * ] or comprising compositions of matter that modulate Designated Targets or methods of use thereof in modulating Designated Targets. Notwithstanding the foregoing, Joint Sunesis-Biogen Collaboration Patents shall in all cases exclude Sunesis Core Technology, Biogen Idec Collaboration Patents and Sunesis Collaboration Patents.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.20.2 “Joint Sunesis-Biogen Collaboration Know-How” shall mean any Know-How: (i) made or developed jointly by, or under authority of, both Sunesis and Biogen Idec in the course of performing the Research Program during the Research Term; (ii) made or developed jointly by, or under authority of, both Sunesis and Biogen Idec after the Original Agreement Effective Date but prior to the Effective Date, in the case of either (i) or (ii) in the course of activities [ * ] to the Designated Targets or to the discovery, research, or development of Licensed Compounds or Licensed Products.

1.21 “Know-How” shall mean any data, inventions, invention disclosures, methods, proprietary information, processes, techniques, technology, or material (including biological or other materials).

1.22 “Licensed Compounds” shall mean (i) BIIB024, (ii) the other compounds set forth on Exhibit G of the Millennium-Biogen Agreement, (iii) all other compounds that were Synthesized in the course of performing the Research Program during the Research Term in connection with activities relating to the Raf Target, (iv) all other compounds claimed or covered by a Collaboration Patent that are [ * ] to the Raf Target (including Collaboration Patents listed under “Raf Portfolio” in Exhibit 1.4(a) attached hereto, which has been updated as of the Amendment Effective Date), (v) all other compounds claimed or covered by an invention disclosure within the Collaboration Know-How that are [ * ] to the Raf Target, and (vi) all salts, prodrugs, esters, metabolites, solvates, stereoisomers and polymorphs of any of the foregoing. As from the Amendment Effective Date, Licensed Compounds excludes all PDK Compounds.

1.23 “Licensed Product” shall mean a pharmaceutical preparation for sale by prescription, over-the-counter, or any other method for all uses in humans or animals, which incorporates one or more Licensed Compounds as an active drug substance, but excluding Reverted Licensed Products. It is understood that Licensed Products containing different active ingredient(s) (i.e., a different active ingredient or an additional active ingredient) or a different formulation shall be deemed different “Licensed Products”.

1.24 “Major Market” means any of [ * ].

1.25 “Millennium Licensed Technology” shall mean Millennium Licensed Patents and Millennium Licensed Know-How.

1.25.1 “Millennium Licensed Patents” shall mean Millennium’s interest in the Patent Rights to the PDK Compounds or PDK Products that were acquired from Biogen pursuant to the Millennium-Biogen Agreement, all of which are listed under the “PDK Portfolio” in Exhibit 1.4(a) to this Agreement.

1.25.2 “Millennium Licensed Know-How” shall mean Millennium’s interest in Biogen Idec Collaboration Know-How that was acquired from Biogen pursuant to the Millennium-Biogen Agreement [ * ] to the PDK Target or [ * ] to the PDK Compounds or PDK Products.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.26 “NDA” shall mean a New Drug Application (or its equivalent), as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding or similar application, registration or certification in any jurisdiction for marketing authorization of a Product.

1.27 “Net Sales” shall mean, with respect to a Product, Gross Sales less applicable Sales Returns and Allowances.

If a sale, transfer or other disposition with respect to a Product is made for consideration other than cash or is not at arm’s length, then the Net Sales from such sale, transfer or other disposition shall be the arm’s length fair market value thereof. For purposes of this Agreement, “sale” shall mean any transfer or other distribution or disposition, but shall not include transfers or other distributions or dispositions of Product, at no charge, for pre-clinical, clinical or regulatory purposes or in connection with patient assistance programs or other charitable purposes or to physicians or hospitals for promotional purposes.

In the event that a Product is sold in the form of a Combination Product, Net Sales for the Product shall be determined by multiplying actual Net Sales of the Combination Product (determined by reference to the definition of Net Sales set forth above) during the royalty payment period by the fraction A/(A+B) where A is the average sale price of the Product as the sole active drug substance when sold separately in finished form, and B is the average sales price of products containing only the other active ingredients when sold separately in finished form, in each case during the applicable royalty payment period in the country in which the sale of the Combination Product was made, or if sales of both types of products did not occur in such period, then in the most recent royalty payment period in which sales of both occurred. Where the Product is sold separately in finished form but the other ingredients are not, Net Sales for the Product shall be determined by multiplying actual Net Sales of the Combination Product (determined by reference to the definition of Net Sales set forth above) during the royalty payment period by the ratio of the average per-unit sale price of the Product when sold separately in finished form to the average per-unit Net Sales of the Combination Product, in each case during the applicable royalty payment period in the country in which the sale of the Combination Product was made. Where the other active ingredients are sold separately in finished form but the Product is not, Net Sales for the Product shall be determined by multiplying actual Net Sales of the Combination Product (determined by reference to the definition of Net Sales set forth above) during the royalty payment period by the difference obtained by subtracting from one (1) the ratio of the average per-unit sale price of products containing only the other active ingredient when sold separately in finished form to the average per-unit Net Sales of the Combination Product, in each case during the applicable royalty reporting period in the country in which the sale of the Combination Product was made. In the event that such average sales price cannot be determined for either of the Product or for products containing only the other active ingredient included in the Combination Product, Net Sales for purposes of determining payments under this Agreement shall be determined by good faith negotiations between the Parties.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.28 “Patent Rights” shall mean all patents and patent applications in any country in the world, including any continuations, continuations-in-part, divisionals, provisionals or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all non-United States counterparts of any of the foregoing.

1.29 “PDK Compounds” shall mean (i) [ * ], (ii) [ * ], (iii) [ * ], (iv) [ * ], (v) the other compounds set forth on Exhibit F of the Millennium-Biogen Agreement, (vi) all other compounds that were Synthesized in the course of performing the Research Program during the Research Term in connection with activities [ * ] to the PDK Target, (vii) all other compounds claimed or covered by a Collaboration Patent that are [ * ] the PDK Target (including Collaboration Patents listed under “PDK Portfolio” in Exhibit 1.4(a) hereinunder), (viii) all other compounds claimed or covered by an invention disclosure within the Collaboration Know-How that are [ * ] the PDK Target, and (ix) all salts, prodrugs, esters, metabolites, solvates, stereoisomers and polymorphs of any of the foregoing.

1.30 “PDK Product” shall mean a pharmaceutical preparation for sale by prescription, over-the-counter, or any other method for all uses in humans or animals, which incorporates one or more PDK Compounds as an active drug substance. It is understood that PDK Products containing different active ingredient(s) (i.e., a different active ingredient or an additional active ingredient) or a different formulation shall be deemed different “PDK Products”. For clarity, any product that does not contain a PDK Compound shall not be considered a PDK Product.

1.31 “PDK Target” shall mean human 3-phosphoinositide-dependent protein kinase-1.

1.32 “Person” shall mean any natural person, corporation, general partnership, limited partnership, joint venture, proprietorship or other business organization or a Governmental Authority.

1.33 “Phase I” shall mean human clinical trials, the principal purpose of which is the preliminary evaluation of safety in healthy individuals as more fully defined in 21 C.F.R. §312.21(a) or similar clinical study in a country other than the United States. An initial study in patients where the primary purpose is the preliminary evaluation of safety will be considered a Phase I study.

1.34 “Phase II” shall mean human clinical trials conducted on a limited number of patients for the primary purpose of evaluation of both clinical efficacy and safety, or to obtain a preliminary evaluation of the dosage regimen, as more fully defined in 21 C.F.R. §312.21(b).

1.35 “Phase III” shall mean human clinical trials, the principal purpose of which is to establish substantial evidence of both safety and efficacy in patients with the disease or condition being studied, as more fully defined in 21 C.F.R. §312.21(c) or similar clinical study in a country other than the United States. Phase III shall also include any other human clinical trial intended to serve as a pivotal trial to support the submission of an application for regulatory approval.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.36 “Product” shall mean a Licensed Product, Reverted Licensed Product or PDK Product, as applicable.

1.37 “Raf Target” shall mean the human Raf protein together with the Raf protein family members [ * ].

1.38 “Regulatory Approval” shall mean approval of the health regulatory agency in a country (FDA in the U.S. and comparable authority outside the U.S.) necessary for the marketing and sale of a product in the applicable country. As used herein, “Regulatory Approval” shall not include pricing or reimbursement approval.

1.39 “Research Program” shall mean the activities undertaken by Sunesis and Biogen Idec pursuant to the Original Agreement during the Research Term.

1.40 “Research Term” shall mean the period of time beginning on the Original Agreement Effective Date and ending on June 30, 2008.

1.41 “Reverted Compound” shall mean, with respect to a Reverted Licensed Product, any Licensed Compound included in such Reverted Licensed Product.

1.42 “Sales Returns and Allowances” shall mean, with respect to a specific Product, the sum of (a) and (b), where: (a) is a provision, determined by a Party under U.S. GAAP for sales of such Product for (i) trade, cash and quantity discounts on such Product (other than price discounts granted at the time of invoicing and which are already included in the determination of Gross Sales), (ii) credits or allowances given or made for rejection or return of, and for uncollectable amounts on, previously sold product or for rebates or retroactive price reductions (including Medicare, Medicaid and similar types of rebates and chargebacks), (iii) taxes, duties or other governmental charges levied on or measured by the billing amount for such Product, as adjusted for rebates and refunds (excluding income and franchise taxes), (iv) charges for freight and insurance directly related to the distribution of such Product, to the extent included in Gross Sales, and (v) credits for allowances given or made for wastage replacement, indigent patient and any other sales programs agreed to by the Parties for such Product; and (b) is a periodic adjustment of the provision determined in (a) to reflect amounts actually incurred by a Party for items (i), (ii), (iii), (iv) and (v) in clause (a).

1.43 “Sublicensee” shall mean a Third Party expressly licensed by a Party or its Affiliate to make, use, import, offer for sale or sell a Product. The term “Sublicensee” shall not include distributors (i.e., a Third Party who purchases Product from a Party for resale).

1.44 “Sunesis Collaboration Technology” shall mean all Sunesis Collaboration Patents and Sunesis Collaboration Know-How.

1.44.1 “Sunesis Collaboration Patents” shall mean (a) those Patent Rights set forth on Exhibit 1.4(a), the subject of which is an invention: (i) conceived in the course of performing the Research Program during the Research Term and reduced to practice prior to the Effective Date solely by or under authority of personnel of Sunesis or any of its controlled Affiliates or (ii) conceived and reduced to practice solely by or under authority of personnel of

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sunesis or any of its controlled Affiliates after the Original Agreement Effective Date but prior to the Effective Date, in the case of either (i) or (ii) in the course of activities [ * ] to the Designated Targets or to the discovery, research, or development of Licensed Compounds or Licensed Products; and (b) all Patent Rights that arise during the Term that claim or cover any Sunesis Collaboration Know-How. Notwithstanding the foregoing, Sunesis Collaboration Patents shall in all cases exclude Sunesis Core Technology and Joint Sunesis-Biogen Collaboration Patents.

1.44.2 “Sunesis Collaboration Know-How” shall mean any Know-How: (i) made or developed solely by or under authority of personnel of Sunesis or any of its controlled Affiliates in the course of performing the Research Program during the Research Term; or (ii) made or developed solely by or under authority of personnel of Sunesis or any of its controlled Affiliates after the Original Agreement Effective Date but prior to the Effective Date, in the case of either (i) or (ii) in the course of activities [ * ] to the Designated Targets or to the discovery, research, or development of Licensed Compounds or Licensed Products. Notwithstanding the foregoing, Sunesis Collaboration Know-How shall in all cases exclude Sunesis Core Technology, Joint Sunesis-Biogen Collaboration Know-How and Excluded Compounds (as defined in the Original Agreement).

1.45 “Sunesis Core Technology” shall mean all Patent Rights (all as listed on Exhibit 1.41) and all information, materials and other subject matter, and improvements thereof, relating to (i) mutants or the use thereof in screening, (ii) the use of novel protein engineering techniques and their application in drug discovery, (iii) target-directed fragment discovery and maturation to produce drug leads, including monophores, extenders and fragments and monophore, extender and fragment libraries for such purposes, or (iv) covalent tethering and techniques related thereto (e.g., NMR, X-ray, mass spec. AUC, Biacore) and its use to discover fragments and test binding hypotheses of fragments and leads: (a) Controlled by Sunesis or its controlled Affiliates prior to the Original Agreement Effective Date or during the Research Term; or (b) made by Biogen Idec in the course of activities directed to the discovery, research, or development of Licensed Compounds and PDK Compounds; provided, in the case of (b) that such item was made using or derived from Sunesis Core Technology.

1.46 “Sunesis Licensed Technology” shall mean Sunesis Licensed Patents and Sunesis Licensed Know-How.

1.46.1 “Sunesis Licensed Patents” shall mean (i) Sunesis’s interest in Collaboration Patents, (ii) the Patent Rights Controlled by Sunesis as of the Effective Date that claim or cover the Designated Targets, Licensed Compounds or Licensed Products, and (iii) all Patent Rights that arise during the Term that claim or cover any Know-How Controlled by Sunesis as of the Effective Date that relates to a Designated Target, Licensed Compound or Licensed Product.

1.46.2 “Sunesis Licensed Know-How” shall mean (i) Sunesis Collaboration Know-How, (ii) Sunesis’s interest in Joint Sunesis-Biogen Collaboration Know-How and Biogen Idec Collaboration Know-How, (iii) with respect to any Licensed Product that is not a Co-Funded Product, any Know-How Controlled by Sunesis as of the Effective Date that relates to a Designated Target, Licensed Compound or Licensed Product, and (iv) with respect to any Licensed Product that is a Co-Funded Product, any Know-How Controlled by Sunesis that relates to a Designated Target, Licensed Compound or Licensed Product.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.47 “Synthesize”, “Synthesis” or “Synthesized” shall mean, with respect to a chemical composition, the act of (i) first physical synthesis of such chemical composition, or (ii) if such composition had previously been first actually synthesized, first physically establishing, in a relevant assay, that such composition is Target Selective against a specific Designated Target. For avoidance of doubt Synthesize shall not include chemical compositions synthesized in vivo.

1.48 “Target Selective” shall mean, when used to describe a chemical compound with respect to a specified Designated Target, that such compound exhibits [ * ] cell-based assay, and [ * ] (i) [ * ] enzyme assay [ * ] or (ii) [ * ]. For the purposes of the foregoing, the relevant cell-based and enzyme assays shall be as specified in Exhibit 01.44, and the [ * ] in (ii) shall be measured in the same enzyme assay as (i).

1.49 “Third Party” shall mean any person or entity other than Sunesis and Millennium, and their respective Affiliates.

1.50 “Valid Claim” shall mean [ * ].

1.51 Additional Terms. In addition to the foregoing, the following terms shall have the meaning defined in the corresponding Section below:

Term	Section Defined	Term	Section Defined
Agreement	Preamble	Key Subsidiary	2.2.4(a)
Annual Net Sales	6.3.1	Liabilities	12.1
Biogen Idec	Background	Licensed Compound Joint Technology	9.1.1(c)
Change in Control	2.2.4(a)	Licensed Product Team	2.3
Co-Development Plan and Budget	2.2.2	Millennium	Preamble
Co-Funded Product	2.2.1	Millennium-Biogen Agreement	Background
Co-Funded Territory	2.2.1	Millennium Competitor	2.2.4(b)
Co-Funding Percentage	2.2.3	New Sunesis-Biogen Agreement	Background
[ * ]	15.3	Notice Period	2.2.1
Controlling Party	9.3.4	Original Agreement	Background

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Term	Section Defined	Term	Section Defined
Cooperating Party	9.3.4	Original Agreement Effective Date	Background
Co-Promoted Licensed Product	3.2	Other Joint Technology	9.1.1(c)
Co-Promotion Option	3.2	Other Millennium Technology	5.1.3
Election Notice	2.2.1	Party, Parties	Preamble
Election Percentage	3.2.1	Phase II Drug Collaboration	5.3
Indemnitee	12.3	Phase II Notice	2.2.1
Indemnitor	12.3	post Phase I Development Costs	2.2.4(c)
Indication	6.2.2(b)	Projected Start Date	2.2.1
Initial Development Plan	2.2.1	Raf Patents	9.1.1(a)
Initial Territory	2.2	Reverted Licensed Product	8.2
Infringement Action	9.3.4	Sales and Marketing Plan	4.4.2
JCC	4.4.1	Sunesis	Preamble
JDC	4.3.1	Subject Infringement	9.3.1
Joint Steering Committee	4.1	Term	13.1
Joint Sub-Committee	4.2	Three Party Agreement	Background

1.52 Construction. In construing this Agreement, unless expressly specified otherwise:

1.52.1 references to Sections, Articles and Exhibits are to sections and articles of, and exhibits to, this Agreement;

1.52.2 except where the context otherwise requires, use of any gender includes any other gender, and use of the singular includes the plural and vice versa;

1.52.3 any list or examples following the word “including” shall be interpreted without limitation to the generality of the preceding words;

1.52.4 except where the context otherwise requires, the word “or” is used in the inclusive sense; and

1.52.5 all references to “dollars” or “$” herein shall mean U.S. Dollars.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 2

PRODUCT DEVELOPMENT

2.1. Development by Millennium. Commencing on the Effective Date, Millennium shall be responsible for undertaking a development program aimed at ultimately seeking Regulatory Approval for Licensed Products.

2.2. Co-Funding Option. Sunesis shall have the right, on a Licensed Product-by-Licensed Product basis, to elect to fund a portion of post Phase I Development Costs of a Licensed Product in all countries worldwide other than Japan (the “Initial Territory”); provided, however, that Sunesis shall not have the Co-Funding Option with respect to any Licensed Product directed against a Designated Target for which Sunesis has entered into a Phase II Drug Collaboration. In the event that Sunesis elects to exercise its Co-Funding Option with respect to the Initial Territory for a particular Licensed Product pursuant to the preceding sentence, then Sunesis shall have the right to elect to fund a portion of post Phase I Development Costs of such Licensed Product in Japan, all in accordance with this Section 2.2.

2.2.1 Election. For so long as Sunesis continues to have a Co-Funding Option for a Licensed Product, Millennium shall notify Sunesis [ * ] for each Licensed Product in each of the applicable territories described above in Section 2.2 where the primary endpoint of such trial involves a preliminary determination of efficacy. For clarity, for purposes of this Section 2.2.1, [ * ] for each Licensed Product shall mean [ * ], and elsewhere in this Agreement, [ * ] of a trial (regardless of phase) or clinical study shall mean [ * ]. Such notice shall include the date [ * ]. Sunesis may elect, by so notifying Millennium in writing [ * ] (the “Notice Period”), to participate in funding the further development of such Licensed Product in the applicable territory, as described in this Section 2.2 (such notice, the “Election Notice”). [ * ] and until the end of the Notice Period, Millennium shall cooperate fully with Sunesis, and shall promptly provide Sunesis with access to such material information, to the extent such information is not included in the Initial Development Plan or otherwise has not been communicated previously to Sunesis, as Sunesis may reasonably request to enable Sunesis to make an informed decision whether to exercise its Co-Funding Option under this Section 2.2 with respect to such Licensed Product. Such cooperation shall include consulting with Sunesis in good faith regarding the Initial Development Plan, and the financial, scientific and regulatory assumptions reflected therein. In the event Sunesis exercises its Co-Funding Option with respect to a particular Licensed Product (such Licensed Product, a “Co-Funded Product”), the provisions of Sections 2.2.2 through 2.2.4 below shall apply with respect to such Co-Funded Product in the Co-Funded Territory. The “Co-Funded Territory” shall consist of the Initial Territory for each Co-Funded Product, and in the event Sunesis elects to exercise its Co-Funding Option for Japan with respect to a particular Co-Funded Product, the Co-Funded Territory shall mean all territories worldwide for such Co-Funded Product. In the event that Sunesis elects not to exercise the Co-Funding Option with respect to a Licensed Product or fails to provide an Election Notice within the applicable Notice Period, Sunesis shall no longer have the right to exercise the Co-Funding Option, and Millennium shall have no further obligations under this Section 2.2.1, with respect to such Licensed Product.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.2.2 JDC. For each Co-Funded Product, the Parties shall establish and maintain a JDC in accordance with Section 4.3 below, which shall be responsible for establishing the plan and budget for the development of each Co-Funded Product (each, a “Co-Development Plan and Budget”) and overseeing the implementation of such plan. Such Co-Development Plan and Budget shall be comprehensive (as of the time of preparation and delivery hereunder) and shall fully describe at least the proposed activities and data related to [ * ], and other activities and timelines directed to obtaining the initial and subsequent Regulatory Approvals in each applicable country. Unless otherwise specified in a Co-Development Plan and Budget amounts reflected for a full year shall be deemed budgeted in equal amounts for each calendar quarter of such year.

2.2.3 Co-Funding Obligation. In the event Sunesis exercises its Co-Funding Option with respect to a Licensed Product, Sunesis shall be obligated to reimburse Millennium for a percentage (the “Co-Funding Percentage”) of post Phase I Development Costs for such Licensed Product, subject to the provisions of this Section 2.2. It is understood and agreed that the Co-Funding Percentage shall initially be [ * ] percent ([ * ]%) for each Co-Funded Product. In addition the following shall apply:

(a) The Co-Development Plan and Budget will be updated on a quarterly basis. Millennium shall provide to Sunesis its then current estimates for each upcoming budget year for each Co-Funded Product by November 15 of each year. Promptly following April 1 of each calendar year during the development activities for a particular Co-Funded Product or such other date as is mutually agreed by the Parties, the JDC shall update and amend the Co-Development Plan and Budget for such Co-Funded Product for the period ending March 31 of the subsequent calendar year. Millennium shall provide Sunesis with reasonable opportunity to provide input into each Co-Development Plan and Budget, and, subject to Article 4, Millennium shall reasonably consider Sunesis’s comments in establishing and updating each Co-Development Plan and Budget.

(b) Within thirty (30) days after the end of each calendar quarter, Millennium shall provide to Sunesis a statement reflecting the total post Phase I Development Costs incurred by Millennium in accordance with the then-current Co-Development Plan and Budget during such calendar quarter with respect to each Co-Funded Product. Within thirty (30) days after Sunesis’s receipt of such statement, Sunesis shall reimburse Millennium for the applicable Co-Funding Percentage of the post Phase I Development Costs incurred by Millennium during such calendar quarter for such Co-Funded Product.

(c) Upon [ * ] days written notice to Millennium, Sunesis may terminate its Co-Funding Option for a particular Co-Funded Product. In such event, Sunesis’s funding obligation under this Section 2.2.3 above shall apply only with respect to post Phase I Development Costs for activities conducted with respect to such Co-Funded Product prior to the effective date of such termination. Should Sunesis terminate its Co-Funding Option under this Section 2.2.3(c) with respect to a particular Co-Funded Product, (i) any royalties payable to Sunesis on such Co-Funded Product shall be paid in accordance with Section 6.3.1, subject to Section 6.3.2(b), and (ii) Sunesis shall relinquish its right to participate in the JDC pursuant to Section 4.3 and any right to its Co-Promotion Option under Section 3.2 for such Co-Funded Product.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d) Upon written notice to Millennium at least ninety (90) days prior to the end of a budget year, Sunesis may elect to [ * ], by so notifying Millennium in writing, referencing this Section 2.2.3(d) and specifying [ * ]. In such event, Sunesis shall receive a [ * ] in accordance with the schedule set forth in Section 6.3.2(c) below [ * ]. Upon such election, Sunesis’s previous Co-Funding Percentage under this Section 2.2.3 shall apply only with respect to post Phase I Development Costs for activities conducted with respect to such Co-Funded Product [ * ] with respect to such Co-Funded Product. Sunesis may [ * ], provided that (i) Sunesis shall not be permitted [ * ] its Co-Funding Percentage for such Co-Funded Product, and (ii) Sunesis may [ * ]. As used herein, “budget year” shall mean April 1 through March 31, provided that Millennium shall have the right to change the budget year to coincide with Millennium’s annual budget cycle, provided that Millennium provides Sunesis with at least one hundred twenty (120) days notice of such change.

(e) Notwithstanding the foregoing, in the event that Sunesis experiences a Change in Control, then Sunesis’s Co-Promotion rights under Section 3.2, the right to participate in the JDC under Section 4.3, the right to participate in the JCC under Section 4.4, and any Licensed Product Teams under Section 2.3 shall terminate. In addition:

(i) With respect to any Co-Funded Product for which Sunesis has exercised its Co-Funding Option prior to such Change of Control, Sunesis’s rights and obligations under this Section 2.2.3 shall continue, provided that Millennium shall no longer be obligated to provide the detailed plans required of a Co-Development Plan and Budget to Sunesis (or its successor entity), but shall provide Sunesis (or its successor entity) with annual budgets of post Phase I Development Costs for such Co-Funded Product.

(ii) Sunesis’s Co-Funding Option with respect to future Licensed Products shall continue as well (i.e., with respect to Licensed Products that are not Co-Funded Products as of the date of such Change of Control), provided that Millennium shall no longer be obligated to provide for each Licensed Product the detailed plans and clinical data required of an Initial Development Plan and Phase II Notice. Millennium shall, however, provide Sunesis (or its successor entity) with annual budgets of post Phase I Development Costs for such Co-Funded Product in accordance with the timetable for a Phase II Notice set forth in Section 2.2.1, and shall provide reasonable cooperation to Sunesis (or its successor entity) in evaluating such Licensed Product and the post Phase I Development Costs related thereto, including consulting with Sunesis (or its successor entity) in good faith regarding such annual budgets and the financial, scientific and regulatory assumptions reflected therein.

2.2.4 Certain Terms. As used in this Section 2.2, the following terms shall have the meanings set forth below:

(a) “Change in Control” shall mean, [ * ].

(b) “Millennium Competitor” shall mean [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) “post Phase I Development Costs” shall mean, with respect to a particular Co-Funded Product, the Development Costs incurred by Millennium or its Affiliates following Sunesis’s exercise of the Co-Funding Option for such Co-Funded Product in the Co-Funded Territory for such Co-Funded Product. For the avoidance of doubt, (i) post Phase I Development Costs shall not include any Development Costs incurred by Millennium or its Affiliates for any subsequent Phase I trials, and (ii) Development Costs relating to activities directed at obtaining Regulatory Approval in Japan for a Co-Funded Product shall not be considered post Phase I Development Costs to the extent such Development Costs are incurred (A) prior to completion of the Phase I trials for such Co-Funded Product in Japan, or (B) if no Phase I trials are necessary or performed for such Co-Funded Product in Japan, then prior to initiation of any clinical trial other than a Phase I trial.

2.3. Licensed Product Team. Upon identification of a Development Candidate for any Licensed Compound other than BIIB024, the Parties shall form a product team with respect to such Licensed Compound that is a Co-Funded Product (which team shall report to the JDC if Sunesis exercises its Co-Funding Option with respect to such Licensed Compound), comprised of Millennium and Sunesis personnel, that will share all relevant information and implement the further development and regulatory affairs with respect to that Co-Funded Product (each a “Licensed Product Team”) in accordance with the Co-Development Plan and Budget. It is understood that both Millennium and Sunesis shall have the opportunity for meaningful participation in the activities of a Licensed Product Team commensurate with their respective levels of funding participation; it being further understood that Millennium shall control the Development of the Licensed Product. Sunesis shall be notified at least two weeks in advance of the date of each Licensed Product Team meeting, which meetings shall be held quarterly by in-person meetings or electronic conference, and shall have the opportunity to have its representatives attend such meeting. Millennium shall provide such Sunesis representatives with all information distributed to Millennium members of the Licensed Product Team, and such other material information as Sunesis may reasonably request from time to time, in each case related to the Development and commercialization of Licensed Product. With respect to [ * ], within thirty (30) days after the Effective Date, the Parties shall establish a Licensed Product Team for [ * ] as a Licensed Product (i.e., even though the such Licensed Product is not yet a Co-Funded Product). The Parties shall maintain any such Licensed Product Team under this Section 2.3 until the Co-Funding Option lapses or is declined with respect to such Licensed Product. For clarity, it is understood that the establishment of a Licensed Product Team hereunder for a Licensed Product directed at the Raf Target shall not obligate Sunesis to subsequently exercise the Co-Funding Option with respect to such Licensed Product. The Licensed Product Team will be composed of three (3) representatives of Millennium (at Millennium’s discretion) and three (3) representatives of Sunesis, who shall be appointed (and may be replaced at any time) by the respective Party on written notice to the other Party in accordance with this Agreement. The Parties may invite additional employee observers based on the subject matter of the meeting, who shall be able to participate in such meetings. The Sunesis representatives shall not be entitled to vote on any Licensed Product Team matters. In any event, the Licensed Product Team shall terminate in the event that Sunesis does not exercise its Co-Funding Option.

2.4. Regulatory Matters. Millennium shall file and be the owner of all regulatory filings for Licensed Compounds or Licensed Products (including Co-Funded Products) developed pursuant to this Agreement, including all NDAs and Regulatory Approvals, unless otherwise agreed by the Parties.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.5. Records; Inspections.

2.5.1 Research Records. Sunesis shall maintain records of the Research Program relating to the Licensed Compounds and Designated Targets (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved in such performance of the Research Program.

2.5.2 Inspections. During the one-year period following the Effective Date, Sunesis shall provide Millennium with access to the records referred to in Section 2.5.1, upon reasonable request, during ordinary business hours and subject to appropriate confidentiality agreement in the event that Third Party confidential information is involved.

ARTICLE 3

PRODUCT COMMERCIALIZATION

3.1. Commercialization Rights. Subject to the provisions of Section 3.2, Millennium shall be responsible for the establishment and implementation of the strategy, plans and budgets for marketing and promotion of the Licensed Products.

3.2. Co-Promotion Option. Sunesis will have an option (the “Co-Promotion Option”) to co-promote each Co-Funded Product in the Co-Funded Territory (excluding [ * ]), according to the terms and conditions set forth in this Section 3.2. [ * ]. This Co-Promotion Option may be exercised at Sunesis’s discretion on a Co-Funded Product-by-Co-Funded Product and territory-by territory basis [ * ] for any Co-Funded Product, such [ * ], by so notifying Millennium in writing within [ * ] for such Co-Funded Product in such territory. Each such Co-Funded Product for which Sunesis exercises the Co-Promotion Option being referred to as a “Co-Promoted Licensed Product.” [ * ], Millennium shall provide Sunesis with a good faith estimate of the number of field force personnel to be deployed for such Co-Funded Product in the applicable territory for [ * ], together with a then-current Sales and Marketing Plan for such Co-Funded Product. The estimate of the number of field force personnel to be deployed shall be prepared by the JCC, and shall take into consideration the then-current marketing and promotion practices in the relevant markets and the number and nature of other products, if any, including the detail position, if applicable, that such field force personnel will be selling. In situations where field force personnel will be selling multiple products, the JCC shall make a good faith allocation of the field force personnel’s time to be spent on each product. Once Sunesis has exercised the Co-Promotion Option for a Co-Funded Product in a particular territory, the JCC shall discuss in good faith [ * ]. In the event that Sunesis elects not to exercise the Co-Promotion Option with respect to a Co-Funded Product or fails to notify Millennium in writing of its election within the applicable [ * ] in any territory, Sunesis shall no longer have the right to exercise the Co-Promotion Option with respect to such Co-Funded Product in such territory.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

As used in this Agreement, “co-promote” or “co-promotion” shall mean to promote jointly or joint promotion of a Licensed Product through Millennium’s and Sunesis’s respective sales forces under the same brand name, with Millennium booking all sales of such Co-Promoted Licensed Product, all as shall be more specifically set forth in a co-promotion agreement for each of the territories in which Sunesis co-promotes, such agreement to be negotiated in good faith as soon as practicable following the exercise by Sunesis of the Co-Promotion Option for a Co-Promoted Licensed Product and reflecting the terms set forth in this Article 3 and other customary terms and provisions. A co-promotion agreement shall include the following provisions: (a) Sunesis shall, within thirty (30) days of the end of each calendar quarter, send a written report to Millennium setting out for each applicable territory and each Co-Promoted Licensed Product, the number of field sales force representatives performing co-promotion activities hereunder, and the number and nature of other products, if any, that such field force personnel promoted during such calendar quarter. (b) In the event that [ * ] that are allocated to Sunesis in the applicable Sales and Marketing Plan, Millennium may terminate Sunesis’s right to co-promote such Co-Promoted Licensed Product in such territory upon written notice to Sunesis.

3.2.1 Scope and Coordination of Co-Promotion. Upon exercise of its Co-Promotion Option with respect to a Co-Promoted Licensed Product, Sunesis shall have the right to field [ * ] (the “Election Percentage”) of the field force efforts, as such field force is determined in good faith by the JCC, with respect to the Co-Promoted Licensed Product in the applicable territory. The JCC shall be responsible for coordinating the co-promotion activities under this Section 3.2, and shall develop the strategies and programs to optimally carry out marketing and promotional activities, including the assignment of sales force responsibilities in accordance with the Sales and Marketing Plan. It is understood that Sunesis may use one or more contract service organizations for its activities under this Section 3.2, provided that with respect to each Co-Promoted Licensed Product, Sunesis [ * ] for such Co-Promoted Licensed Product. Sunesis field sales force representatives will be employed by Sunesis and Sunesis shall be responsible for the payment of all such representatives’ salary, out-of pocket expenses (other than for promotional materials), bonus (Sunesis shall adopt reasonable bonus plans/systems to reward sales of the Co-Promoted Licensed Product) and benefits, pension, insurance, social security and any other related obligations.

3.2.2 Co-Promotion Obligations. Sunesis shall employ a professional and trained sales force to co-promote the Co-Promoted Licensed Product, and such sales force shall meet standards of competence and professionalism as are common in the pharmaceutical industry. In all events, Sunesis’s co-promotion shall be conducted as directed by the JCC and in accordance with the then current Sales and Marketing Plan and in accordance with all applicable laws. Millennium shall provide to Sunesis’s sales personnel [ * ] any Co-Promoted Licensed Product-specific training and promotional materials (including samples), and shall permit Sunesis’s sales personnel to attend and participate in any Co-Promoted Licensed Product-specific seminars and sales training programs [ * ] Sunesis, in each case as reasonably necessary to effectively promote the particular Co-Promoted Licensed Product consistent with the Sales and Marketing Plan.

3.2.3 Reimbursement. For the performance of the obligations of Sunesis under this Section 3.2 and the co-promotion agreement, Millennium shall reimburse Sunesis as described herein. [ * ]. In the event that Sunesis sales representatives promote any other products other than such Co-Promoted Licensed Product, then Millennium shall only reimburse Sunesis for the pro rata share of the cost of such Sunesis sales representatives.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2.4 Right to Terminate Co-Promotion. Sunesis shall have the right, on a territory-by-territory basis, to terminate its co-promotion of any Co-Promoted Licensed Product, and its obligations under this Section 3.2 with respect to such Co-Promoted Licensed Product, on a Co-Promoted Licensed Product-by-Co-Promoted Licensed Product basis, upon [ * ] prior written notice to Millennium. Millennium shall have the right, on a territory-by territory basis, to terminate Sunesis’s co-promotion of any Co-Promoted Licensed Product, and Millennium’s obligations under this Section 3.2 with respect to such Co-Promoted Licensed Product, on a Co-Promoted Licensed Product-by-Co-Promoted Licensed Product basis, (a) [ * ] after written notice to Sunesis following any material breach of any applicable law, rule or regulation with respect to the co-promotion of such Co-Promoted Licensed Product, or (b) [ * ] after written notice to Sunesis following any other material breach by Sunesis relating to the co-promotion of such Co-Promoted Licensed Product in such territory if Sunesis does not cure such breach within the applicable specified cure period in Section 3.2.4(a) or (b). Upon termination of co-promotion under this Section 3.2.4 or the co-promotion agreement, Sunesis shall have no right to reimbursement by Millennium under Section 3.2.3 for services provided in the applicable territory after the effective date of such termination.

3.3. Amendment of Sales and Marketing Plan. Promptly upon exercise of Sunesis’s Co-Promotion Option hereunder, the JCC shall meet to revise the Sales and Marketing Plan to reflect the sales activities to be undertaken by Sunesis, including the formulation of a mechanism to establish and adjust cost allocation, and the definition of a relevant field sales force promotional activity metric for purposes of allocating the activities of sales representatives.

3.4. Sunesis [ * ]. To the extent consistent with applicable law, the [ * ] Sunesis shall [ * ], on all [ * ] for all [ * ] Licensed Products in the applicable country.

3.5. Sunesis Insurance. In the event that Sunesis exercises its Co-Promotion Option, Sunesis shall procure and continue to maintain, at its own cost, the following insurance coverage: Commercial General Liability, including coverage for products and completed operations (maintained for a period of at least five (5) years after expiration or termination of this Agreement) and contractual liability (including coverage for advertising and personal injury). The JCC shall set commercially reasonable and appropriate minimum terms and conditions for such insurance coverage, consistent with then-current pharmaceutical industry practice for commercialization efforts of similar scope to the co-promotion activities undertaken hereunder. Sunesis shall provide Millennium with a certificate of insurance reflecting such coverage.

ARTICLE 4

MANAGEMENT

4.1. Joint Steering Committee. Within thirty (30) days of the Effective Date, the Parties shall establish a joint steering committee (“Joint Steering Committee”) to provide oversight and management of the activities undertaken under this Agreement. The Joint Steering Committee will be composed of two (2) representatives of each Party who shall be appointed (and may be replaced at any time) by such Party on prior written notice to the other Party in accordance with this Agreement. At least one (1) representative of a Party on the Joint Steering Committee shall be a vice president or more senior officer of such Party, and the representatives shall have relevant experience and expertise in research, development and commercialization of biopharmaceuticals.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.1.1 Responsibilities. The Joint Steering Committee shall be responsible for (i) reviewing the efforts of the JDC in the conduct of ongoing development activities and regulatory affairs with respect to Co-Funded Products under Article 2, and resolving disputes as to matters to be decided by the JDC under this Agreement; (ii) reviewing the efforts of the JCC in the conduct of promotional activities of the Parties with respect to Co-Promoted Licensed Products under Article 3, and resolving disputes as to matters to be decided by the JCC under this Agreement; and (iii) taking such other actions as are specifically allocated to the Joint Steering Committee under this Agreement.

4.1.2 Meetings. The Joint Steering Committee shall meet quarterly, or at such frequency as agreed by the respective committee members. Meetings of the Joint Steering Committee shall be at such locations as the Parties agree, and will otherwise communicate regularly by telephone, electronic mail, facsimile or video conference. With the consent of the Parties, other representatives of Sunesis or Millennium may attend the Joint Steering Committee meetings as nonvoting observers based on the subject matter of the meeting.

4.1.3 Decisions. Any approval, determination or other action of the Joint Steering Committee shall require agreement of the members of the Joint Steering Committee, with each Party having one (1) vote. Action that may be taken at a meeting of the Joint Steering Committee also may be taken without a meeting if a written consent setting forth the action so taken is signed by all members of the Joint Steering Committee.

4.1.4 Disputes. In the event the Joint Steering Committee is unable to reach consensus on a particular matter within its jurisdiction or that of the JDC or JCC, the matter shall be referred to executives of the Parties in accordance with Section 14.1, and if such referral does not resolve such matter, then Millennium shall have the right to cast a deciding vote on the Joint Steering Committee. Notwithstanding the foregoing, Millennium shall not have the right to exercise [ * ] of this Agreement or that [ * ] Sunesis. In the evaluation of a Diligence Summary pursuant to Section 8.5, any decision of the Joint Steering Committee shall be binding on the Parties, but in the event the Joint Steering Committee is unable achieve agreement with respect to such evaluation, then such dispute shall be resolved as set forth in Section 8.5.

4.2. Joint Sub-Committees. The Parties shall form the JDC and JCC (each, a “Joint Sub-Committee”) in accordance with the terms set forth in Sections 4.3 and 4.4.

4.2.1 Generally. Each Joint Sub-Committee shall meet at such locations as the Parties agree, and will otherwise communicate regularly by telephone, electronic mail, facsimile or video conference. Each Party shall be responsible for all of its own expenses associated with attendance of such meetings, and either Party may replace its respective representatives to each Joint Sub-Committee at any time, with prior written notice to the other Party. Other representatives of Sunesis or Millennium may attend the Joint Sub-Committee meetings as nonvoting observers based on the subject matter of the meeting. From time to time, each Joint Sub-Committee may establish further subcommittees to oversee particular projects or activities, and such further subcommittees will be constituted as such Joint Sub-Committee approves.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.2.2 Decision Making. Decisions of each Joint Sub-Committee shall be made by unanimous approval of the team leaders from each Party present in person or by other means (e.g., teleconference) at any meeting; provided that at least one member from each Party must be so present and voting. In the event that unanimity is not achieved within a Joint Sub-Committee on a decision required to be made by such Joint Sub-Committee, the matter will be referred to the Joint Steering Committee, which in each case shall promptly meet and endeavor in good faith to resolve such matter in a timely manner. In the event the Joint Steering Committee is unable to reach consensus on a particular matter, such matter shall be resolved in accordance with Section 4.1.4 above.

4.3. Joint Development Committee.

4.3.1 Formation. Promptly following notice from Sunesis that it is exercising its Co-Funding Option, the Parties shall establish a Joint Development Committee (“JDC”) with respect to the development of the applicable Co-Funded Product. The JDC will be composed of three (3) representatives of Millennium (at Millennium’s discretion) and three (3) representative of Sunesis who shall be appointed (and may be replaced at any time) by the respective Party on written notice to the other Party in accordance with this Agreement. In the event that Sunesis undergoes a Change of Control (as that term is defined in Section 2.2.4(a) above), the JDC shall be dissolved in accordance with Section 2.2.3(e).

4.3.2 Responsibilities. The responsibilities of the JDC shall consist of (i) overseeing the ongoing development of Co-Funded Product(s), (ii) establishing Co-Development Plans and Budgets for Co-Funded Products, (iii) monitoring and approving development activities under such Co-Development Plans and Budgets, (iv) reviewing and approving regulatory correspondence, final study reports and submissions to Regulatory Authorities relating to Co-Funded Products, and (v) making such decisions as are expressly provided in Article 2.

4.3.3 Meetings and Information. The JDC shall meet at least quarterly. Millennium shall notify Sunesis at least two weeks in advance of the date of each JDC meeting.

4.4. Joint Commercialization Committee.

4.4.1 Formation. Upon request by either Party following [ * ] for a Co-Funded Product and the election to co-promote by Sunesis, the Parties shall establish a Joint Commercialization Committee (“JCC”) with respect to commercialization of such Co-Funded Product(s). The JCC will be composed of three (3) representatives of Millennium (at Millennium’s discretion) and three (3) representative of Sunesis who shall be appointed (and may be replaced at any time) by the respective Party on written notice to the other Party in accordance with this Agreement. In any event, the JCC shall terminate upon the expiration of all Co-Promotion Options or termination of all co-promotion by Sunesis.

4.4.2 Responsibilities. The JCC shall have responsibility to monitor the conduct and progress of the commercialization strategy, plans, and budgets, including establishment of a plan and budget for the marketing, promotion, sale and distribution of such Co-Funded Product (each a “Sales and Marketing Plan”) and managing the promotional activities of the Parties with respect to Co-Promoted Licensed Products under Article 3 above. The JCC shall update the Sales and Marketing Plan periodically, and no less often than annually, and shall include therein detailed plans and budgets for the marketing, promotion, sale and distribution of each Co-Funded Product.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.4.3 Meetings and Information. The JCC shall meet at least quarterly. Millennium shall notify Sunesis at least two weeks in advance of the date of each JCC meeting.

ARTICLE 5

LICENSES

5.1. Development and Commercialization Licenses.

5.1.1 License under the Sunesis Licensed Technology to Licensed Products. Subject to the terms and conditions of this Agreement, Sunesis hereby grants to Millennium a worldwide, exclusive license under the Sunesis Licensed Technology, with the right to grant and authorize sublicenses as provided in Section 5.2, to Develop, make, have made, use, import, offer for sale, sell and otherwise exploit Licensed Compounds and Licensed Products in the Field.

5.1.2 License under the Sunesis Core Technology to Licensed Products. Subject to the terms and conditions of this Agreement, Sunesis hereby grants to Millennium a worldwide, non-exclusive license under the Sunesis Core Technology to make, have made, use, import, offer for sale and sell Licensed Compounds and Licensed Products in the Field. It is understood that the foregoing license to Sunesis Core Technology shall not include the right to practice Sunesis Core Technology to discover novel compositions.

5.1.3 License for Reverted Licensed Products. Subject to the terms and conditions of this Agreement (including Sections 5.1.1 and 5.1.2 above), with respect to each Reverted Licensed Product Millennium hereby grants to Sunesis a worldwide, exclusive license under Millennium’s interest in the Biogen Idec Collaboration Technology, Joint Sunesis-Biogen Collaboration Technology, Development Technology and other Patent Rights and Know How [ * ] the relevant Licensed Product becomes a Reverted Licensed Product (“Other Millennium Technology”), with the right to grant and authorize sublicenses as provided in Section 5.2, to develop, make, have made, use, import, offer for sale, sell and otherwise exploit such Reverted Licensed Product. It is understood and acknowledged that the licenses granted with respect to Biogen Idec Collaboration Technology, Development Technology and Other Millennium Technology in this Section 5.1.3 extend solely to that technology that is being used on that Reverted Licensed Product as of the date of such reversion to Sunesis, and solely to the extent necessary for Sunesis to continue development and commercialization of such Reverted Licensed Product in the form in which such Reverted Licensed Product existed as of the date of such reversion to Sunesis.

5.2. Grant of Sublicenses. Within a reasonable period of time following grant of any sublicense, to the extent sublicensing is permitted under Section 5.1, 9.1.3 and 16.1, the sublicensing Party shall provide the other Party with a summary of such sublicense, including the identity of the Sublicensee (including any Affiliate) and the rights granted with respect thereto for each product and territory, sufficient to allow such other Party to verify any amounts then or subsequently due under Articles 6, 7 and 17 below; provided that such summary may redact

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

confidential information that the sublicensing Party is reasonably prohibited from disclosing under the sublicense agreement. Any sublicense granted under this Section 5.2 shall be consistent with all of the terms and conditions of this Agreement, and subordinate thereto, and the sublicensing Party shall remain responsible to the other Party for the compliance of each such Sublicensee with the obligations due under this Agreement.

5.3 Covenants [ * ]

5.3.1. Sunesis Covenant [ * ] Notwithstanding the foregoing, Sunesis shall not be prohibited from collaborating with a Third Party on the development and commercialization of chemical compounds in-licensed from or controlled by such Third Party [ * ]; provided that Sunesis has not exercised the Co-Funding Option with respect to a Licensed Product [ * ] and such compounds are in Phase II clinical trials or later stage of development or commercialization at the time of initiation of such collaboration (a “Phase II Drug Collaboration”). Sunesis shall notify Millennium in writing upon entering into a Phase II Drug Collaboration. Nothing in this Section 5.3.1 is intended as the grant of a license by Millennium to Sunesis.

5.3.2. Sunesis Covenant [ * ]

5.3.3. Millennium Covenant [ * ] To clarify, notwithstanding the foregoing, Millennium is free to research, develop, market, sell, promote, exploit or license, alone or in collaboration with others, any pharmaceutical compound that is [ * ] so long as none of them use any Millennium Licensed Technology, Sunesis Licensed Technology (as in effect prior to the Amendment Effective Date) or Collaboration Technology.

5.4 Assay License. Millennium hereby grants to Sunesis a fully-paid, royalty-free worldwide, non-exclusive, perpetual, irrevocable license under Millennium’s rights in the assays set forth on Exhibit 1.44 for use by Sunesis solely to comply with Sunesis’s obligations under this Agreement.

5.5 No Other Rights; No Implied Licenses. Only the licenses granted or retained pursuant to the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be created by implication, estoppel or otherwise.

ARTICLE 6

PAYMENTS

6.1. Research Milestones. Millennium shall pay to Sunesis the following amounts within thirty (30) days following the first achievement of the following research milestones:

Research Milestones	Payment Amount
1. Identification of the second Development Candidate directed against the Raf Target (it being acknowledged and agreed that [ * ] is the first such Licensed Compound for the Raf Target):	$	[	* ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.2. Development Milestones.

6.2.1 Development Milestone Payments.

(a) [ * ]

(b) With respect to each Licensed Product, Millennium shall pay to Sunesis on a Licensed Product-by-Licensed Product basis the following amounts within thirty (30) days following the first achievement by Millennium, its Affiliates or Sublicensees, as the case may be, of each of the following milestones with respect to such Licensed Product:

	Payment Amount
Development Milestones	[1st Indication	2nd Indication]
[1. Initiation of the first Phase II trial for such Licensed Product in any country:	N/A	$750,000
2. Initiation of the first Phase III trial for such Licensed Product in any country:	$3,000,000	$2,250,000
3. Filing of an NDA in the U.S. for such Licensed Product:	$5,000,000	$3,750,000
4. Filing of an NDA with EMEA for such Licensed Product:	$4,000,000	$3,000,000
5. Filing of an NDA in Japan for such Licensed Product:	$2,000,000	$1,500,000
6. Regulatory Approval in the U.S. of such Licensed Product:	$8,000,000	$6,000,000
7. Regulatory Approval by EMEA of such Licensed Product:	$6,000,000	$4,500,000
8. Regulatory Approval in Japan of such Licensed Product:	$4,000,000	$3,000,000	]

Such milestone payments shall be non-refundable and non-creditable against other amounts due Sunesis hereunder.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.2.2 Certain Additional Terms.

(a) Licensed Product-by-Licensed Product Milestones. It is understood that, subject to Section 6.2.2(b), the payments under this Section 6.2 shall be due only once with respect to each Licensed Product.

(b) Multiple Indications. With respect to a particular Licensed Product, [ * ]

(c) Discontinued Licensed Products. If Millennium ceases all clinical development of a particular Licensed Product, after having made one or more of the payments due under Section 6.2.1 above on the achievement of a particular milestone by such Licensed Product, there shall be no payment due upon the accomplishment of that same milestone with respect to the next Licensed Product that is specifically directed at the same Designated Target to achieve such milestone.

(d) Accrued Milestones. If a development milestone for a Licensed Product under Section 6.2.1 above is achieved with respect to such Licensed Product before a prior development milestone under Section 6.2.1 for such Licensed Product, then the earlier milestone payments shall then also be due with respect to such Licensed Product.

6.2.3 Reports; Payments. Within ten (10) business days of the occurrence of any event which would trigger a milestone payment according to Section 6.2, Millennium shall inform Sunesis of such occurrence. The corresponding payment shall be due thirty (30) days after the occurrence of such event.

6.3. Royalties on Annual Net Sales of Licensed Products.

6.3.1 Licensed Products Generally. Subject to Sections 6.3.2, 6.3.3 and 6.3.4, Millennium shall pay to Sunesis a royalty on Net Sales by Millennium, its Affiliates and their Sublicensees of Licensed Products (other than Net Sales of Co-Funded Products in the Co-Funded Territory) on a Licensed Product-by-Licensed Product basis, equal to the percentage of such Net Sales set forth below:

Annual Net Sales	Royalty on Net Sales
Portion of Annual Net Sales of such Licensed Product up to $[ * ]:	[ * ]	%
Portion of Annual Net Sales of such Licensed Product between $[ * ] and $[ * ]:	[ * ]	%
Portion of Annual Net Sales of such Licensed Product between $[ * ] and $[ * ]:	[ * ]	%
Portion of Annual Net Sales of such Licensed Product over $[ * ]:	[ * ]	%

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

For purposes of the foregoing and Section 6.3.2 below, “Annual Net Sales” shall mean, for a particular Licensed Product, the worldwide Net Sales of such Licensed Product for the particular calendar year. In the event that in a calendar quarter portions of the worldwide Net Sales of a particular Licensed Product are subject to royalty obligations under both Sections 6.3.1 and 6.3.2, the applicable royalty rate under Section 6.3.2 shall be applied to worldwide Net Sales based on the proportion of worldwide Net Sales generated in the Co-Funded Territory.

6.3.2 Compensation for Co-Funded Products.

(a) Subject to Sections 6.3.2(b), 6.3.2(c), 6.3.3 and 6.3.4, in consideration for the co-funding by Sunesis, Millennium shall pay to Sunesis an amount [ * ].

(b) [ * ]

[ * ]

6.3.3 Third Party Patents.

(a) If: (i) a [ * ] of a Third Party should be in force in any country during the Term of this Agreement covering the practice of the Sunesis Licensed Technology or Sunesis Core Technology as licensed to Millennium under Section 5.1 with respect to the manufacture, use or sale of any Licensed Product, (ii) it should prove in Millennium’s reasonable judgment, after consultation with Sunesis, [ * ] for Millennium to commercialize such Licensed Product without obtaining a royalty bearing license from such Third Party [ * ] (with such agreement not to be unreasonably withheld or delayed), and (iii) the royalty paid to such Third Party is directed to the practice of rights granted to Millennium under Section 5.1 with respect to such Licensed Product, then Millennium shall be entitled to a credit against the royalty payments due under the other provisions of this Section 6.3 with respect to the same Licensed Product in such country of an amount equal to [ * ] of the royalty paid to such Third Party for such Licensed Product in such country, arising from the practice of such Sunesis Licensed Technology or Sunesis Core Technology with respect to the manufacture, use or sale of the Licensed Product in said country, with such credit not to exceed [ * ] of the royalty otherwise due under this Agreement for such Licensed Product in such country.

(b) If: (i) a [ * ] of a Third Party should be in force in any country during the Term of this Agreement covering the practice of the Biogen Idec Collaboration Technology, Joint Sunesis-Biogen Collaboration Technology, Development Technology or Other Millennium Technology licensed to Sunesis under Section 5.1.3, in each case with respect to the manufacture, use or sale of any Reverted Licensed Product, (ii) it should prove in Sunesis’s reasonable judgment, after consultation with Millennium, [ * ] for Sunesis to commercialize such Reverted Licensed Product without obtaining a royalty bearing license from such Third Party [ * ] (with such agreement not to be unreasonably withheld or delayed), and (iii) the royalty paid to such Third Party is directed to the practice of rights granted to Sunesis under Section 5.1.3 with respect to such Reverted Licensed Product, then Sunesis shall be entitled to a credit against the royalty payments due under Section 6.4 with respect to the same Reverted Licensed Product in such country of an amount equal to [ * ] of the royalty paid to such Third Party for such Reverted Licensed Product in such country, arising from the practice of the intellectual property described above with respect to the manufacture, use or sale of the Reverted Licensed Product in said country, with such credit not to exceed [ * ] of the royalty otherwise due under this Agreement for such Reverted Licensed Product in such country.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.3.4 Royalty Reduction. The royalty rates set forth in Sections 6.3.1 (but not 6.3.2) used to calculate royalties payable on Net Sales of a Licensed Product (excluding a terminated PDK Product) in a country shall be [ * ] by [ * ] with respect to sales in the U.S. or Japan during any portion of the applicable period under Section 6.5 in which [ * ] the Sunesis Licensed Patents or Sunesis Core Technology Covers the sale or use of such Licensed Product in such country.

6.4. Royalties on Net Sales of Reverted Licensed Products. Sunesis shall pay Millennium at a royalty rate equal to the royalty rate provided under Section 6.3.1 with respect to Net Sales of Reverted Licensed Products by Sunesis, its Affiliates and their Sublicensees; provided, however, that such royalty rate shall be [ * ] by [ * ] with respect to sales in the U.S. or Japan during any portion of the applicable period under clause (ii) in Section 6.5.1 in which [ * ] the Biogen Idec Collaboration Patents, Joint Sunesis-Biogen Collaboration Patents, Development Technology or Other Millennium Technology Covers the sale or use of such Reverted Licensed Product in such country.

6.5. Royalty Term.

6.5.1 The royalties due pursuant to Section 6.3 and Section 6.4 above shall be payable on a country-by-country and Product-by-Product basis commencing on the first commercial sale in a country and continuing until the later of: (i) the expiration of the last Valid Claim of (a) the Sunesis Licensed Patents or Sunesis Core Technology Covering the sale or use of the relevant Licensed Product in such country or (b) the Biogen Idec Collaboration Patents, Joint Sunesis-Biogen Collaboration Patents, Development Technology or Other Millennium Technology Covering the sale or use of the relevant Reverted Licensed Product in such country, or (ii) the tenth (10th) anniversary of the first commercial sale of such Product in such country.

6.5.2 Millennium acknowledges that it will continue to benefit from its license under, and the transfer to Millennium of certain elements of, the Sunesis Collaboration Technology and Sunesis Core Technology, the co-funding payments pursuant to this Agreement and Millennium’s own development of Know-How derived from the practice of such Sunesis licenses and Millennium’s use of such Sunesis Collaboration Technology and Sunesis Core Technology, even after the expiration of all Patent Rights that claim a Licensed Product in a particular country. In addition, Millennium and Sunesis acknowledge the application of a uniform royalty structure and compensation to Sunesis for its co-funding payments in the form of an additional royalty payment amount throughout the period under clause (ii) in Section 6.5.1. The Parties acknowledge that such structure is more convenient to the Parties, facilitates the payment of compensation between the Parties for co-funding commitments and access to Know How and reduces accounting burdens on the Parties. Accordingly, the Parties have agreed to apply the royalty structure as provided in this Article 6.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 7

PAYMENTS, BOOKS AND RECORDS

7.1. Royalty Reports and Payments. After the first sale of a Product on which royalties are payable by a Party hereunder, such Party shall make quarterly written reports to the other Party within sixty (60) days after the end of each calendar quarter, stating in each such report, separately the number, description, and aggregate Net Sales, by territory, of each such Product sold during the calendar quarter upon which a royalty is payable under Section 6.3 or Section 6.4 above, as applicable. Concurrently with the making of such reports, such Party shall pay to the other Party royalties due at the rates specified in Section 6.3 or Section 6.4 above, as applicable.

7.2. Payment Method. All payments due under this Agreement shall be made by bank wire transfer in immediately available funds to a bank account designated by the Party owed such payment. All payments hereunder shall be made in U.S. dollars. Any payments that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at a rate equal to the 3-month LIBOR rate at the close of business on the date such payment is due, plus an additional two percent (2%), calculated on the number of days such payment is delinquent.

7.3. Place of Royalty Payment; Currency Conversion. The functional currency for accounting will be U.S. dollars. Except as the Parties otherwise mutually agree, for billing and reporting, Development Costs and Net Sales will be translated, if necessary, into U.S. dollars using the currency exchange rates quoted by Bloomberg Professional, a service of Bloomberg L.P., or in the event Bloomberg Professional is not available, then the Eastern U.S. edition of The Wall Street Journal on the last business day of the applicable calendar quarter.

7.4. Records; Inspection. Each Party shall keep, and shall ensure that its Affiliates keep, complete, true and accurate books of account and records for the purpose of determining the amounts payable under this Agreement. Such books and records shall be kept at the principal place of business of such Party, for at least three (3) years following the end of the calendar quarter to which they pertain. Such records will be open for inspection by a public accounting firm to whom the audited Party has no reasonable objection and subject to such accounting firm entering into a satisfactory confidentiality agreement, solely for the purpose of determining the payments to the other Party hereunder. Such inspections may be made no more than twice each calendar year, at reasonable times and on reasonable notice. Inspections conducted under this Section 7.4 shall be at the expense of the auditing Party, unless a variation or error producing an increase exceeding [ * ] percent ([ * ]%) of the amount stated for the period covered by the inspection is established in the course of any such inspection, whereupon all reasonable costs relating to the inspection for such period and any unpaid or overpaid amounts that are discovered will be promptly paid or refunded by the appropriate Party, in each case together with interest noted in Section 7.2 thereon from the date such payments were due (if underpaid) or paid (if overpaid).

7.5. Withholding Taxes. Each Party shall pay any and all taxes levied on account of amounts payable to it under this Agreement. If laws or regulations require that taxes be withheld, the paying Party will (i) deduct those taxes from the remittable payment, (ii) timely pay the taxes to the proper authority, and (iii) send proof of payment to the other Party within sixty (60) days following that payment.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 8

DILIGENCE

8.1. Diligence; Reports. Millennium shall use Commercially Reasonable and Diligent Efforts to develop and commercialize Co-Funded Products within the Field. Millennium agrees to keep Sunesis fully informed regarding the Development and commercialization activities with respect to each Co-Funded Product by providing reports to Sunesis at least quarterly regarding ongoing activities being undertaken with respect to Co-Funded Products. In addition, Millennium shall provide Diligence Summaries to Sunesis with respect to each [ * ]. This Section 8.1 shall not limit other provisions of this Agreement that address the provision of information regarding Licensed Products.

8.2. Reversion of a Co-Funded Product. If Millennium fails to use Commercially Reasonable and Diligent Efforts to develop and commercialize a Co-Funded Product, and Millennium shall continue to fail to use Commercially Reasonable and Diligent Efforts to develop and commercialize such Co-Funded Product for [ * ] after written notice thereof from Sunesis, or in the event that Sunesis terminates this Agreement pursuant to Section 13.2 for Millennium’s breach, pursuant to Section 13.3 for Millennium’s bankruptcy or in the event that Millennium terminates this Agreement pursuant to Section 13.4 for convenience with respect to a Co-Funded Product, Sunesis shall have the right to assume the development and commercialization of such Co-Funded Product, subject to the terms and conditions of this Section 8.2, upon written notice to Millennium. Upon the effective date of such notice from Sunesis, such Co-Funded Product shall be designated a “Reverted Licensed Product”, the terms set forth in Section 1 of Exhibit 8.2 attached hereto shall thereafter apply, and Sunesis shall pay royalties to Millennium as provided under Section 6.4 on Net Sales of such Reverted Licensed Product by Sunesis, its Affiliates or Sublicensees.

8.3. Diligence for a Reverted Licensed Product. Sunesis shall use Commercially Reasonable and Diligent Efforts to develop and commercialize each Reverted Licensed Product. Sunesis agrees to keep Millennium fully informed regarding the development and commercialization activities with respect to each Reverted Licensed Product, including by providing Millennium with reports at least quarterly regarding ongoing activities being undertaken with respect to Reverted Licensed Products. In addition, Sunesis shall provide Millennium with a Diligence Summary with respect to each Reverted Licensed Product on a semi-annual basis during the Term of this Agreement.

8.4. Termination of a Reverted Licensed Product. If Sunesis fails to use Commercially Reasonable and Diligent Efforts to develop and commercialize a Reverted Licensed Product, and Sunesis shall continue to fail to use Commercially Reasonable and Diligent Efforts to develop and commercialize such Reverted Licensed Product for sixty (60) days after written notice thereof from Millennium, then such Reverted Licensed Product shall cease to be a Reverted Licensed Product, and the license granted to Sunesis under Section 5.1.3 shall terminate with respect to such Reverted Licensed Product. Thereafter, such Reverted Licensed Product shall be a Licensed Product and subject to Millennium’s licenses under Section 5.1 and obligations to pay royalties and milestones to Sunesis pursuant to Article 6. In addition, the terms set forth in Section 2 of Exhibit 8.2 shall apply to such Reverted Licensed Product.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.5. Disputes. In the event that there is a good faith dispute as to whether the activities described in a Diligence Summary constitute Commercially Reasonable and Diligent Efforts to develop and commercialize the applicable Co-Funded Product or Reverted Licensed Product, then either Party may refer the dispute for a prompt determination by the Joint Steering Committee. In the event that the Joint Steering Committee is unable to reach consensus on such determination, then the matter shall be referred to the Parties’ respective Chief Medical Officers (or the equivalent if there is no such Chief Medical Officer of a Party). Upon such request, the Chief Medical Officers shall make themselves reasonably available to meet, and shall meet either by telephone or if, specifically requested, in person, to attempt to resolve such matter, and shall thereafter continue to use good faith efforts to attempt to resolve such matter unless it becomes clear that the matter cannot be resolved by mutual agreement. Thereafter either Party may pursue such legal process as is otherwise available under applicable law.

ARTICLE 9

INTELLECTUAL PROPERTY

9.1. Ownership; Disclosure.

9.1.1 Collaboration Technology.

(a) Raf Technology. All right, title, and interest in and to the Sunesis Collaboration Patents and Joint Sunesis-Biogen Collaboration Patents, the subject of which are inventions that were developed in the course of activities directed to the Raf Target or to the discovery, research, or development of Licensed Compounds which are Target Selective to the Raf Target or Licensed Products incorporating such Licensed Compounds (the “Raf Patents”) were jointly and equally owned by Biogen Idec and Sunesis under the Original Agreement. Pursuant to the Millennium-Biogen Agreement, Biogen Idec has, with the consent of Sunesis as provided in the Three Party Agreement, assigned all of its right, title and interest in and to the Raf Patents to Millennium; and from and after the Effective Date the Raf Patents shall be jointly owned by Millennium and Sunesis.

(b) Sunesis Collaboration Technology. Subject to Section 9.1.1(a), all right, title, and interest in and to the Sunesis Collaboration Technology shall be owned by Sunesis, subject to the licenses granted to Millennium under Article 5.

(c) Joint Sunesis-Biogen Collaboration Technology. Pursuant to the Millennium-Biogen Agreement, Biogen Idec has, with the consent of Sunesis as provided in the Three Party Agreement, assigned to Millennium all of its right, title and interest in and to the Joint Sunesis-Biogen Collaboration Patents and Joint Sunesis-Biogen Collaboration Know-How that are included in the Assigned IP (as defined in the Millennium-Biogen Agreement) and that, in each case, are [ * ] a Licensed Compound (the “Licensed Compound Joint Technology”) and has granted a license to Millennium under Biogen Idec’s right, title and interest in and to all other Joint Sunesis-Biogen Patents and Joint Sunesis-Biogen Know-How (the “Other Joint Technology”). All right, title and interest in and to the Licensed Compound Joint Technology shall be jointly owned by the Parties. All right, title and interest in and to the Other Joint Technology shall be jointly owned by Sunesis and Biogen Idec (subject to the licenses granted to Millennium). Except as expressly provided in this Agreement, neither Party shall have any

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

obligation to account to the other for profits, or to obtain any approval of the other Party to license, exploit or enforce the Licensed Compound Joint Technology, by reason of joint ownership thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any accounting or consent related thereto. It is understood and agreed that all Joint Sunesis-Biogen Collaboration Technology that is jointly owned pursuant to Section 9.1.1(a) and this Section 9.1.1(c) shall be subject to the licenses granted under Article 5 and Section 16.1.

(d) Excluded Compounds. For the avoidance of doubt, to the extent a Joint Sunesis-Biogen Collaboration Patent discloses any use of an Excluded Compound (as defined in the Original Agreement), the composition of matter of which is separately owned by one Party, the other Party shall not have, merely as a result of its joint ownership of such Joint Sunesis-Biogen Collaboration Patent, any right, title or interest in or to such Excluded Compound.

9.1.2 Development Technology. All right, title and interest in and to the Development Technology shall, as between the Parties, be owned solely by Millennium. Sunesis hereby assigns to Millennium all of Sunesis’s and its Affiliates’ rights in and to the Development Technology (including all patent and other intellectual property rights therein), subject to the licenses granted to Sunesis under Article 5.

9.1.3 PDK Technology. Sunesis shall solely own all Know-How made or developed after the Amendment Effective Date, solely by or under authority of Sunesis or its Affiliates, in the course of performing any activity under this Agreement directed to the PDK Target or directly related to the development, manufacturing or commercialization of a PDK Compound or PDK Product, and all Patent Rights that claim or cover any such Know-How (collectively, the “PDK Technology”). To the extent that Millennium Controls Patent Rights or Know-How that is generated after the Amendment Effective Date [ * ], Millennium [ * ].

9.2. Patent Prosecution. Subject to the rights of Biogen Idec under the Millennium-Biogen Agreement:

9.2.1 Sunesis Core Technology. Sunesis shall have the right to control the preparation, filing, prosecution and maintenance of patent applications and patents directed to Sunesis Core Technology using patent counsel of Sunesis’s choice, provided that such decisions made by Sunesis in the preparation, filing, prosecution, and maintenance of such patents and patent applications shall be reasonable and Sunesis shall employ reasonable efforts not to substantially negatively impact Millennium’s rights hereunder.

9.2.2 Collaboration Patents and Development Patents.

(a) Millennium shall have the first right, using in-house or outside legal counsel selected by Millennium, subject to approval, not to be unreasonably withheld, by Sunesis, to prepare, file, prosecute, maintain, and obtain extensions throughout the world of Collaboration Patents and Patent Rights in the Development Technology that claim or cover the Raf Target, Licensed Compounds or Licensed Products, or the use of manufacture thereof. Millennium shall: (a) ensure that Sunesis receives copies of all

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

correspondence between Millennium or outside legal counsel or any governmental offices relating to such preparation, filing, prosecution, maintenance, and obtaining of extensions, of such Collaboration Patents and other Patent Rights under this Section 9.2.2(a), (b) timely consult with Sunesis regarding all substantive matters associated with such activities, (c) use reasonable efforts to periodically advise Sunesis on such activities and to respond to any reasonable inquiries Sunesis may from time to time raise in respect of such activities, and (d) not substantially negatively impact Sunesis’s rights under such Collaboration Patents. As used in this Article 9, “prosecution” shall include interferences, re-examinations, reissues, oppositions and the like.

(b) Sunesis shall have the first right, using in-house or outside legal counsel selected by Sunesis, subject to approval, not to be unreasonably withheld, by Millennium, to prepare, file, prosecute, maintain, and obtain extensions throughout the world of (i) Collaboration Patents and Patent Rights in the Development Technology that claim or cover the PDK Target, PDK Compounds or PDK Products, or the use of manufacture thereof and (ii) Patent Rights in the PDK Technology. Sunesis shall: (a) ensure that Millennium receives copies of all correspondence between Sunesis or outside legal counsel or any governmental offices relating to such preparation, filing, prosecution, maintenance, and obtaining of extensions, of such Collaboration Patents and other Patent Rights under this Section 9.2.2(b), (b) timely consult with Millennium regarding all substantive matters associated with such activities, (c) use reasonable efforts to periodically advise Millennium on such activities and to respond to any reasonable inquiries Millennium may from time to time raise in respect of such activities, and (d) not substantially negatively impact Millennium’s rights under such patents. Promptly after the Amendment Effective Date, Millennium shall cooperate with Sunesis to promptly transfer relevant prosecution materials for all such Patent Rights to Sunesis.

9.2.3 Prosecution Costs. All costs [ * ] associated with filing, prosecuting, issuing, maintaining, and extending (i) patent applications and patents within the Sunesis Core Technology and Patent Rights described in Section 9.2.2(b) shall be borne by Sunesis; and (ii) Patent Rights described in Section 9.2.2(a) shall be borne by Millennium.

9.2.4 Cooperation. Each Party will cooperate fully with the other Party and provide all information and data, and sign any documents, reasonably necessary and requested by the other Party for the purpose of preparing, filing and prosecuting patent applications pursuant to this Section 9.2.

9.2.5 Abandonment.

(a) Millennium may elect to decline to file or, having filed, decline to further prosecute and maintain any Collaboration Patent or other Patent Right under Section 9.2.2(a), in which event Millennium shall provide Sunesis with written notice thereof prior to the expiration of any deadline, without considering any possible extensions thereof, relating to such activities, but in any event at least thirty five (35) business days prior notice. In such circumstances Sunesis shall have the right to decide, with reason and with written notice at least thirty (30) business days prior to the deadline, that Millennium should continue to file or prosecute such Patent Right. Millennium shall then

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

have the option to decide, with at least twenty (20) business days notice to Sunesis to: (i) continue to file or prosecute such Patent Right at its cost and expense, or (ii) allow Sunesis to file or prosecute such Patent Right at its own cost and expense using counsel of its own choice. In the event that Millennium elects option (ii), then Millennium shall cooperate with Sunesis to promptly transfer relevant prosecution materials to Sunesis.

(b) Sunesis may elect to decline to file or, having filed, decline to further prosecute and maintain any Collaboration Patent or other Patent Right under Section 9.2.2(b), in which event Sunesis shall provide Millennium with written notice thereof prior to the expiration of any deadline, without considering any possible extensions thereof, relating to such activities, but in any event at least thirty five (35) business days prior notice. In such circumstances Millennium shall have the right to decide, with reason and with written notice at least thirty (30) business days prior to the deadline, that Sunesis should continue to file or prosecute such Patent Right. Sunesis shall then have the option to decide, with at least twenty (20) business days notice to Millennium to: (i) continue to file or prosecute such Patent Right at its cost and expense, or (ii) allow Millennium to file or prosecute such Patent Right at its own cost and expense using counsel of its own choice. In the event that Sunesis elects option (ii), then Sunesis shall cooperate with Millennium to promptly transfer relevant prosecution materials to Millennium.

(c) It is understood and agreed that transfer of prosecution of particular Patent Rights pursuant to subsection (ii) in both Sections 9.2.5(a) and 9.2.5(b) above shall not affect the ownership or licenses otherwise provided in this Agreement.

9.3. Enforcement. Subject to the rights of Biogen Idec under the Millennium-Biogen Agreement:

9.3.1 Notice. In the event a Party becomes aware of any actual or potential infringement or misappropriation of the Sunesis Licensed Technology or Biogen Idec Collaboration Technology that relates to the Raf Target or Licensed Compounds or Licensed Products (a “Subject Infringement”), such Party shall notify the other Party.

9.3.2 Millennium. Millennium shall have the sole right, but not the obligation, to take legal action to:

(a) enforce and defend the Sunesis Licensed Technology against Subject Infringements by Third Parties at its sole cost and expense. If, within [ * ] following a request by Sunesis to do so, Millennium fails to use commercially reasonable efforts to take such action to enforce the Sunesis Licensed Patents with respect to a Subject Infringement, Sunesis or its designee shall, in its sole discretion, have the right, at its sole expense, to take such action.

(b) enforce and defend any actual or potential infringement or misappropriation of the Biogen Idec Collaboration Technology that relates to the Raf Target or Licensed Compounds or Licensed Products. If, within [ * ] following a request by Sunesis to do so, Millennium fails to use commercially reasonable efforts to take such action to enforce

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and defend any actual or potential infringement or misappropriation of the Biogen Idec Collaboration Technology that relates to the Raf Target or Licensed Compounds or Licensed Products, Sunesis or its designee shall, in its sole discretion, have the right, at its sole expense, to take such action.

9.3.3 Sunesis. To the extent a Subject Infringement is not covered by Section 9.3.2 above, Sunesis (or its designee) shall have the initial right, but not the obligation, to take reasonable legal action to enforce and defend the Sunesis Licensed Technology against such Subject Infringements by Third Parties at its sole cost and expense. If, within [ * ] following a request by Millennium to do so, Sunesis fails to take such action to enforce the Sunesis Licensed Patents with respect to such Subject Infringement, and the Subject Infringement is in a field not then licensed exclusively to Sunesis hereunder, Millennium or its designee shall, in its sole discretion, have the right, at its sole expense, to take such action.

9.3.4 Cooperation. If a Party (the “Controlling Party”) brings an action in accordance with this Section 9.3 (an “Infringement Action”), then the other Party (the “Cooperating Party”) shall cooperate as reasonably requested, at such Controlling Party’s expense, in the pursuit of such Infringement Action, including if necessary by joining as a nominal Party to the Infringement Action. In any case, the Cooperating Party shall have the right, even if not required to be joined, to participate in such Infringement Action with its own counsel at its own expense. The costs and expenses of the Infringement Action shall be the responsibility of the Controlling Party, and any damages or other monetary rewards or settlement payments actually received and retained by the Controlling Party shall first be applied to reimburse the Controlling Party’s out-of-pocket expenses directly attributed to the Infringement Action, then the other Party’s out-of-pocket expenses directly attributed to the Infringement Action, then the other Party’s out-of-pocket expenses directly attributed to the Infringement Action, and the remainder shall be shared as follows: [ * ].

9.3.5 PDK Products. In the event a Party becomes aware of any actual or potential infringement or misappropriation of the Millennium Licensed Technology or PDK Technology, such Party shall notify the other Party. Sunesis shall have the sole right, but not the obligation, to take legal action to enforce and defend the Millennium Licensed Technology and PDK Technology against infringement by Third Parties at its sole cost and expense. If, within [ * ] following a request by Millennium to do so, Sunesis fails to use commercially reasonable efforts to take such action to enforce and defend Millennium Licensed Technology or PDK Technology with respect to such infringement, Millennium or its designee shall, in its sole discretion, have the right, at its sole expense, to take such action.

ARTICLE 10

CONFIDENTIALITY

10.1. Confidentiality. During the Term of this Agreement and for a period of [ * ] years following the expiration or earlier termination hereof, each Party shall maintain in confidence the Confidential Information of the other Party, shall not use or grant the use of the Confidential Information of the other Party except as expressly permitted hereby, and shall not disclose the Confidential Information of the other Party (in each case, irrespective of whether such Confidential Information is also the Confidential Information of the receiving Party), except (i)

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

on a need-to-know basis to such Party’s directors, officers and employees, (ii) to such Party’s consultants performing work contemplated by the Agreement, and to any bona fide subcontractor performing work for such Party hereunder, or (iii) to the extent such disclosure is reasonably necessary in connection with such Party’s activities under rights and licenses expressly authorized by this Agreement (including the permitted sublicensees). To the extent that disclosure to any person is authorized by this Agreement, prior to disclosure, a Party shall obtain written agreement of such person to hold in confidence and not disclose, use or grant the use of the Confidential Information of the other Party except as expressly permitted under this Agreement. Each Party shall notify the other Party promptly upon discovery of any unauthorized use or disclosure of the other Party’s Confidential Information.

10.2. Permitted Use and Disclosures. The confidentiality obligations under this Article 10 shall not apply to the extent that a Party is required to disclose information by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction; provided, however, that such Party shall provide written notice thereof to the other Party (to the extent not prohibited by law or court order), and consult with the other Party with respect to such disclosure to the extent reasonably protectable and provide the other party reasonable opportunity to object to any such disclosure or to request confidential treatment thereof. Notwithstanding the provisions of this Section, either Party may, to the extent necessary, disclose Confidential Information of the other Party, to any governmental or regulatory authority in connection with the development of a product which it has the right to develop under this Agreement.

10.3. Nondisclosure of Terms. Each of the Parties hereto agrees not to disclose the financial terms of this Agreement to any Third Party without the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld, except (a) to such Party’s attorneys, advisors, investors, potential bona fide collaborators and Sublicensees, and others on a need-to-know basis under circumstances that reasonably protect the confidentiality thereof; (b) or to the extent required by law (and with appropriate requests made for confidential treatment), including filings required to made by law with the Securities and Exchange Commission or any national securities exchange; provided, however, that, with respect to any filing required to made by law with the Securities and Exchange Commission or any national securities exchange, the Party subject to such filing requirement shall, at least ten (10) business days in advance of any such filing, provide the other Party with a draft set of redactions to this Agreement for which confidential treatment will be sought, reasonably incorporate the other Party’s comments as to additional terms it would like to see redacted, and seek confidential treatment for such additional terms (except only in the limited circumstances where confidential treatment is in the opinion of outside counsel unavailable); or (c) to Biogen Idec, to the extent required under the Three Party Agreement or Millennium-Biogen Agreement. Notwithstanding the foregoing, (i) Sunesis may issue the press release to be mutually agreed by the Parties, and (ii) each Party may disclose the information contained in such press release (and related Securities and Exchange Commission filing) without the consent of the other Party.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.4. Publication.

10.4.1 By Sunesis. Any manuscript by Sunesis on subject matter in connection with the Research Program relating to the Raf Target or Licensed Compounds to be published or publicly disclosed shall be subject to the prior review of Millennium at least [ * ] prior to submission. Further, to avoid loss of patent rights as a result of premature public disclosure of patentable information, Millennium shall notify Sunesis in writing within [ * ] after receipt of any disclosure whether Millennium desires to file a patent application on any invention disclosed in such scientific results. In the event that Millennium desires to file such a patent application, Sunesis shall withhold publication or disclosure of such scientific results until the earlier of (i) a patent application is filed thereon, (ii) the Parties determine after consultation that no patentable invention exists, or (iii) [ * ] after receipt by Sunesis of Millennium’s written notice of Millennium’s desire to file such patent application. Further, if such scientific results contain the information of Millennium that is subject to use and nondisclosure restrictions under this Article 10, Sunesis agrees to remove such information from the proposed publication or disclosure. For clarity, nothing in this Section 10.4 shall be deemed to limit the publication or disclosure right of Sunesis with respect to a Reverted Licensed Product. Sunesis shall have the right, but not the obligation, to publish or publicly disclose, in its sole discretion, any manuscript containing scientific or clinical results generated during the Term relating to the PDK Target, PDK Compounds or PDK Products, and shall provide Millennium with a courtesy copy of such manuscript prior to its publication.

10.4.2 By Millennium. Millennium shall have the right, but not the obligation, to publish or publicly disclose, in its sole discretion, any manuscript containing scientific or clinical results generated during the Term relating to the Raf Target, Licensed Compounds or Licensed Products, and shall provide Sunesis with a courtesy copy of such manuscript prior to its publication.

10.4.3 Patent Applications. Following the filing of any patent application within the Collaboration Technology, in the period prior to the publication of such a patent application, neither Party shall make any written public disclosure regarding any invention claimed in such patent application without the prior consent of the other Party.

ARTICLE 11

REPRESENTATIONS AND WARRANTIES

11.1. Warranty. Each Party represents and warrants on its own behalf and on behalf of its Affiliates that as of the Amendment Effective Date:

(i) Such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

(ii) It has the legal power and authority to enter into this Agreement and to perform all of its obligations hereunder.

(iii) This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(iv) All necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by such Party in connection with this Agreement have been obtained.

(v) The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of applicable laws, regulations or orders of governmental bodies; and (b) do not conflict with, or constitute a default under, any contractual obligation of such Party. Neither Party will enter into any agreement with any Third Party that conflicts with the terms of this Agreement.

(vi) Such Party requires, and shall require, that all of its employees and consultants involved in the Development, manufacture or commercialization of Licensed Compounds, Licensed Products, PDK Compounds, PDK Products, Reverted Compounds or Reverted Licensed Products have entered into written agreements obligating such person to assign any rights s/he may have in any inventions made during such work to such Party.

11.2. Additional Warranty of Sunesis. Sunesis represents and warrants as of the Effective Date that:

(a) to the best of its knowledge, the practice of the Sunesis Core Technology with respect to the Licensed Compounds is not generally dominated by Patent Rights of a Third Party;

(b) Sunesis has not received any notice of infringement from any Third Party relating to the Sunesis Core Technology or Sunesis Licensed Technology;

(c) Sunesis has not received any notice challenging the validity of the Sunesis Licensed Technology or Sunesis Core Technology; and

(d) to the best of its knowledge, the Sunesis Licensed Technology and Sunesis Core Technology with respect to Licensed Compounds is legally possessed by Sunesis and has not been misappropriated from any Third Party.

11.3. Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE COLLABORATION TECHNOLOGY, SUNESIS CORE TECHNOLOGY, DEVELOPMENT TECHNOLOGY, OTHER MILLENNIUM TECHNOLOGY, LICENSED COMPOUNDS, OTHER COMPOUNDS, LICENSED PRODUCTS, PDK TECHNOLOGY, PDK COMPOUNDS, PDK PRODUCTS, DESIGNATED TARGETS OR CONFIDENTIAL INFORMATION, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF ANY COLLABORATION TECHNOLOGY OR PDK TECHNOLOGY, PATENTED OR UNPATENTED, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.4. Additional Warranties of Millennium. Millennium represents and warrants as of the Amendment Effective Date that (a) the Millennium Licensed Patents are the only Patent Rights owned or controlled by Millennium or its Affiliates that [ * ] to the PDK Compounds or PDK Products, (b) Millennium has not transferred, whether by license or otherwise, the Millennium Licensed Technology to any Affiliate, (c) no compounds were Synthesized during the [ * ] by or on behalf of Millennium in the course of activities [ * ] the PDK Target and through the use of the Sunesis Licensed Technology, and (d) [ * ].

ARTICLE 12

INDEMNIFICATION

12.1. Millennium. Millennium shall indemnify, defend and hold harmless Sunesis and its Affiliates and their respective directors, officers, employees, agents and their respective successors, heirs and assigns from and against any losses, costs, claims, damages, liabilities or expense (including reasonable attorneys’ and professional fees and other expenses of litigation) (collectively, “Liabilities”) resulting from any claims, demands, actions or other proceedings by any Third Party to the extent resulting from: (i) the manufacture, use, sale, handling or storage of Licensed Products by Millennium or its Affiliates or Sublicensees or other designees (except with respect to claims of infringement or violation of intellectual property rights, which shall be governed solely by clause (iv)); (ii) the breach by Millennium of the representations and warranties made in this Agreement; (iii) [ * ] Millennium or any of its agents or employees or failure of Millennium or any of its agents or employees to comply with applicable laws and regulations; or (iv) a claim that the use, manufacture, sale or importation of a Licensed Product infringes or violates the intellectual property rights of a Third Party (other than if such infringement or violation results solely from the practice of any Sunesis Licensed Technology (excluding any Joint Sunesis-Biogen Idec Collaboration Patents and Joint Sunesis-Biogen Idec Collaboration Know-How) and Sunesis Core Technology in accordance with this Agreement); except, in each of cases (i)–(iv), to the extent such Liabilities result from a material breach of this Agreement by Sunesis, [ * ] Sunesis or any of its agents or employees (including sales representatives involved in co-promoting any Co-Promoted Licensed Product) or failure of Sunesis or any of its employees or agents to comply with applicable laws or regulations.

12.2. Sunesis. Sunesis agrees to indemnify, defend and hold harmless Millennium and its Affiliates and their respective directors, officers, employees, agents and their respective heirs and assigns from and against any Liabilities resulting from any claims, demands, actions or other proceedings by any Third Party to the extent resulting from: (i) the manufacture, use, sale, handling or storage of Co-Promoted Licensed Products, PDK Products or Reverted Licensed Products by Sunesis or its Affiliates or Sublicensees or other designees, (ii) the breach by Sunesis of its representations and warranties made in this Agreement or the Original Agreement, (iii) [ * ] Sunesis or any of its agents or employees or failure of Sunesis or any of its agents or employees to comply with applicable laws and regulations; except, in each case, to the extent such Liabilities result from a breach of this Agreement by Millennium, [ * ] Millennium or any of its agents or employees (including sales representatives involved in co-promoting any Co-Promoted Licensed Product) or failure of Millennium or any of its employees or agents to

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

comply with applicable laws or regulations, or (iv) a claim arising after the Amendment Effective Date that the use, manufacture, sale or importation of a PDK Product infringes or violates the intellectual property rights of a Third Party (other than if such infringement or violation results solely from the practice of any PDK Technology in accordance with this Agreement).

12.3. Procedure. If a Party (the “Indemnitee”) intends to claim indemnification under this Article 12, it shall promptly notify the other Party (the “Indemnitor”) in writing of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other Party represented by such counsel in such proceeding. The obligations of this Article 12 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Article 12. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Article 12. The Indemnitor shall not, without the Indemnitee’s consent, which consent shall not be withheld or delayed unreasonably, consent to the entry of any judgment or accept any settlement with respect to such claim, demand, action or proceeding which imposes liability not covered by this indemnification or restrictions on the Indemnitee.

ARTICLE 13

TERM AND TERMINATION

13.1. Term. The Term of this Agreement shall commence on the Amendment Effective Date, and shall continue in full force and effect on a country-by-country and Product-by-Product basis until expiration of both Parties’ royalty payment obligations in such country with respect to such Products, in each case unless earlier terminated as provided in this Article 13 (the “Term”).

13.2. Termination for Breach. Either Party to this Agreement may terminate this Agreement, with respect to the applicable compounds and products only, in the event the other Party hereto shall have materially breached or defaulted in the performance of any of its material obligations hereunder with respect to (i) any Licensed Product(s), Licensed Compound(s) or Reverted Licensed Product(s) or (ii) any PDK Product(s) or PDK Compound(s), and such default shall have continued for [ * ] after written notice thereof was provided to the breaching Party by the non-breaching Party. Such termination shall be specifically limited to the compounds and products to which the breach or default relates, and this Agreement shall continue in full force and effect with respect to any other Licensed Product, Licensed Compound, Reverted Licensed Product, PDK Product or PDK Compound. Any termination shall become effective at the end of

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

such [ * ] period unless the breaching Party has cured any such breach or default prior to the expiration of the [ * ] period. Notwithstanding the foregoing, failure by either Party to use Commercially Reasonable and Diligent Efforts with respect to the development and commercialization of a Product shall not be deemed a breach of this Agreement. Sunesis hereby waives any breaches or defaults by Biogen Idec under the Original Agreement and acknowledges and agrees that any future breaches or defaults by Biogen Idec under the New Sunesis-Biogen Agreement shall have no bearing on this Agreement.

13.3. Termination For Bankruptcy. Either Party hereto shall have the right to terminate this Agreement forthwith by written notice to the other Party (i) if the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, (ii) if a voluntary or involuntary petition in bankruptcy is filed in any court of competent jurisdiction against the other Party and such petition is not dismissed within ninety (90) days after filing, (iii) if the other Party shall make or execute an assignment of substantially all of its assets for the benefit of creditors, or (iv) substantially all of the assets of such other Party are seized or attached and not released within ninety (90) days thereafter. All rights and licenses granted under this Agreement by one Party to the other Party are, and shall otherwise be deemed for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 (56) of the Bankruptcy Code. The Parties agree that the licensing Party under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code in the event of a bankruptcy by the other Party. The Parties further agree that in the event of the commencement of a bankruptcy proceeding by or against one Party under the Bankruptcy Code, the other Party shall be entitled to complete access to any such intellectual property pertaining to the rights granted in the licenses hereunder of the Party by or against whom a bankruptcy proceeding has been commenced and all embodiments of such intellectual property.

13.4. Termination for Convenience. Provided that Millennium is not in breach of this Agreement, Millennium will have the right to terminate this Agreement at any time with respect to any or all of the Licensed Compounds and Licensed Products (including terminated PDK Products), by providing [ * ] prior written notice. In such event, this Agreement will remain in effect with respect to PDK Compounds, PDK Products, Reverted Licensed Products and any other Licensed Compound or Licensed Product, in each case that has not been terminated. Provided that Sunesis is not in breach of this Agreement, Sunesis will have the right to terminate this Agreement at any time with respect to any or all of the PDK Products and Reverted Licensed Products, by providing [ * ] prior written notice. In such event, this Agreement will remain in effect with respect to Licensed Compounds and Licensed Products and any other PDK Products or Reverted Licensed Products, in each case that has not been terminated.

13.5. Effect of Breach or Termination.

13.5.1 Accrued Rights and Obligations. Termination of this Agreement for any reason shall not release either Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.5.2 Termination by Millennium for Breach or Bankruptcy of Sunesis. In the event of termination of this Agreement by Millennium pursuant to Section 13.2 due to Sunesis’s breach (only with respect to the PDK Compounds, PDK Products and PDK Target) or by Millennium pursuant to Section 13.3 for Sunesis’s bankruptcy, in addition to those provisions surviving under Section 13.8, the following shall apply:

(a) Sections 2.5.1 (Research Records); 2.5.2 (Inspections) (but only with respect to Millennium’s rights and Sunesis’s obligations); 5.1.3 (License for Reverted Licensed Products) (but only with respect to Reverted Licensed Products in existence as of the effective date of such termination); 6.1 (Research Milestones); 6.2 (Development Milestones); 6.3 (Royalties on Annual Net Sales of Licensed Products) (except that any royalties payable by Millennium thereunder, commencing upon such termination and continuing thereafter, shall be reduced by [ * ]); 6.4 (Royalties on Net Sales of Reverted Licensed Products); 6.5 (Royalty Term); Article 9 (Intellectual Property) (other than Sections 9.2.2 and 9.2.3, which shall terminate); and Exhibit 8.2 (Reverted Licensed Products) (but only with respect to Reverted Licensed Products in existence as of the effective date of such termination) shall survive.

(b) Subject to the rights of Biogen Idec under the Millennium-Biogen Agreement, Millennium shall control prosecution of all Collaboration Patents (including Sunesis Collaboration Patents, Biogen Idec Collaboration Patents and Joint Sunesis-Biogen Collaboration Patents) at its own expense for such Patent Rights that are related to the PDK Target, PDK Compounds and PDK Products, as the case may be, in addition to the prosecution rights that Millennium has pursuant to Section 9.2.2(a). Sunesis shall be given the opportunity to review Millennium’s activities and reasonably consult with Millennium with respect to such Sunesis Collaboration Patents and Joint Sunesis-Biogen Collaboration Patents, and Millennium shall in good faith consider including in such patent applications such claims as Sunesis reasonably requests. Millennium shall keep Sunesis reasonably informed as to the status of such patent matters, including by providing Sunesis with (i) copies of any documents relating to such Sunesis Collaboration Patents and Joint Sunesis-Biogen Collaboration Patents which Millennium receives from any patent office within twenty (20) days of receipt thereof, including notice of all interferences, reissues, reexaminations, oppositions or requests for patent term extensions, and (ii) the opportunity to review and comment on any documents relating to such Sunesis Collaboration Patents and Joint Sunesis-Biogen Collaboration Patents which will be filed in any patent office as soon practicable but in all cases at least twenty (20) days prior to such filing. All costs associated with filing, prosecuting, issuing and maintaining such patent applications and patents within the Sunesis Core Technology shall be borne by Sunesis. In conducting the prosecution activities described in this Section 13.5.2(b), each Party shall employ reasonable efforts not to substantially negatively impact the other Party’s rights under the surviving provisions of this Agreement.

(c) Sunesis’s rights and obligations under Section 2.2.3 shall survive with respect to Co-Funded Products for which Sunesis has exercised its Co-Funding Option prior to such termination, and Millennium shall pay royalties on any such Co-Funded Products in accordance with Section 6.3.2. Millennium shall no longer be obligated to provide the detailed plans required of a Co-Development Plan and Budget to Sunesis, but shall provide Sunesis with annual budgets of post Phase I Development Costs for any such Co-Funded Products. Sunesis’s Co-Funding Option with respect to future Licensed Products shall terminate, as will Article 3, as well as Sunesis’s right to participate in the JDC under Section 4.3 and any Licensed Product Teams under Section 2.3.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d) The effects of an uncured failure to use Required Efforts under Section 16.4 shall apply, and any inconsistent provisions under Section 13.5.2(a) shall be superseded by such provisions of Section 16.4.

13.5.3 Termination by Sunesis for Breach or Bankruptcy of Millennium. In the event of any termination by Sunesis pursuant to Section 13.2 due to Millennium’s breach (only with respect to the Licensed Compounds, Licensed Products and Raf Target) or pursuant to Section 13.3 for Millennium’s bankruptcy, in addition to those provisions surviving under Section 13.8, the following provisions of this Section 13.5.3 shall apply:

(a) Sections 2.5.1 (Research Records); 2.5.2 (Inspections) (but only with respect to Sunesis’s rights and Millennium’s obligations); 5.1.3 (License for Reverted Licensed Products); 6.1 (Research Milestones); 6.2 (Development Milestones); 6.3 (Royalties on Annual Net Sales of Licensed Products); 6.4 (Royalties on Net Sales of Reverted Licensed Products (except that any royalties payable by Sunesis thereunder, commencing upon such termination and continuing thereafter, shall be reduced by [ * ]); 6.5 (Royalty Term); Article 8 (Diligence); Article 9 (Intellectual Property) (other than Sections 9.2.2 and 9.2.3, which shall terminate); and Exhibit 8.2 (Reverted Licensed Products) shall survive, in addition to those provisions surviving under Section 13.8.

(b) Subject to the rights of Biogen Idec under the Millennium-Biogen Agreement, Millennium shall control prosecution of all the Biogen Idec Collaboration Patents and Joint Sunesis-Biogen Collaboration Patents at its own expense, only for such Patent Rights that are related to the Raf Target, Licensed Compounds and Licensed Products. Sunesis shall control prosecution of all Sunesis Collaboration Patents at its own expense for such Sunesis Collaboration Patents that are related to the Raf Target, Licensed Compounds and Licensed Products, as the case may be, in addition to the prosecution rights that Sunesis has pursuant to Section 9.2.2(b). Sunesis shall be given the opportunity to review Millennium’s activities and reasonably consult with Millennium with respect to such Joint Sunesis-Biogen Collaboration Patents, and Millennium shall in good faith consider including in such patent applications such claims as Sunesis reasonably requests. Millennium shall keep Sunesis reasonably informed as to the status of such patent matters, including by providing Sunesis with (i) copies of any documents relating to such Joint Sunesis-Biogen Collaboration Patents which Millennium receives from any patent office within twenty (20) days of receipt thereof, including notice of all interferences, reissues, reexaminations, oppositions or requests for patent term extensions, and (ii) the opportunity to review and comment on any documents relating to such Joint Sunesis-Biogen Collaboration Patents which will be filed in any patent office as soon practicable but in all cases at least twenty (20) days prior to such filing. All costs associated with filing, prosecuting, issuing and maintaining such patent applications and patents within the Sunesis Core Technology shall be borne by Sunesis. In conducting the prosecution activities described in this Section 13.5.3(b), each Party shall employ reasonable efforts not to substantially negatively impact the other Party’s rights under the surviving provisions of this Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) Millennium’s rights with respect to Co-Funded Products and the Co-Funded Option shall be as follows:

(i) With respect to any Co-Funded Product for which Sunesis has exercised its Co-Funding Option, and for which Millennium has not obtained Regulatory Approval in any territory in the Co-Funded Territory for such Co-Funded Product, in each case as of the effective date of such termination, such Co-Funded Product shall become a Reverted Licensed Product in accordance with Section 8.2 and Exhibit 8.2 and Sunesis shall thereafter pay royalties to Millennium on Net Sales of such Reverted Licensed Product in accordance with Section 6.4.

(ii) With respect to any Co-Funded Product for which Sunesis has exercised its Co-Funding Option, and for which Millennium has obtained Regulatory Approval in any territory in the Co-Funded Territory for such Co-Funded Product, in each case as of the effective date of such termination, Sunesis’s rights and obligations under Section 2.2.3 shall survive, and Millennium shall pay royalties on any such Co-Funded Products in accordance with Section 6.3.2. Millennium shall no longer be obligated to provide the detailed plans required of a Co-Development Plan and Budget to Sunesis, but shall provide Sunesis with annual budgets of post Phase I Development Costs for any such Co-Funded Products. Sunesis’s Co-Funding Option with respect to future Licensed Products shall terminate, as will Article 3, as well as Sunesis’s right to participate in the JDC under Section 4.3 and any Licensed Product Teams under Section 2.3.

(iii) Sunesis’s Co-Funding Option under Section 2.2 with respect to future Licensed Products shall continue (i.e., with respect to Licensed Products that are not Co-Funded Products as of the effective date of such termination), provided that Millennium shall no longer be obligated to provide for each Licensed Product the detailed plans and clinical data required of an Initial Development Plan and Phase II Notice pursuant to Section 2.2.1. Millennium shall, however, provide Sunesis with annual budgets of post Phase I Development Costs for such Co-Funded Product in accordance with the timetable for a Phase II Notice set forth in Section 2.2.1, and shall provide reasonable cooperation to Sunesis in evaluating such Co-Funded Product and the post Phase I Development Costs related thereto, including consulting with Sunesis in good faith regarding such annual budgets and the financial, scientific and regulatory assumptions reflected therein.

13.6. Termination by Millennium for Convenience. In the event of termination of this Agreement by Millennium pursuant to Section 13.4, in addition to those provisions surviving under Section 13.8, the following shall apply, only with respect to Licensed Compounds and Licensed Products (including terminated PDK Products):

13.6.1 Sections 2.5.1 (Research Records); 2.5.2 (Inspections); Articles 2 (Product Development); 3 (Product Commercialization); 4 (Management); 5.1.3 (License for Reverted Licensed Products); 6.1 (Research Milestones); 6.2 (Development Milestones); 6.3 (Royalties on Annual Net Sales of Licensed Products); 6.4 (Royalties on Net Sales of Reverted Licensed Products) (except that any royalties payable by Sunesis thereunder, commencing upon such termination and continuing thereafter, shall be reduced by [ * ]); Section 6.5 (Royalty Term); Article 8 (Diligence); Article 9 (Intellectual Property) (other than Sections 9.2.2 and 9.2.3, which shall terminate); and Exhibit 8.2 (Reverted Licensed Products) shall survive, in addition to those provisions surviving under Section 13.8.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.6.2 Subject to the rights of Biogen Idec under the Millennium-Biogen Agreement, Millennium shall control prosecution of all the Biogen Idec Collaboration Patents and Joint Sunesis-Biogen Collaboration Patents at its own expense, only for such Patent Rights that are related to the Raf Target, Licensed Compounds and Licensed Products. Sunesis shall control prosecution of all Sunesis Collaboration Patents at its own expense, only for such Sunesis Collaboration Patents that are related to the Raf Target, Licensed Compounds and Licensed Products. Sunesis shall be given the opportunity to review Millennium’s activities and provide input with respect to such Joint Sunesis-Biogen Collaboration Patents, and Millennium shall in good faith consider including in such patent applications such claims as Sunesis reasonably requests. Millennium shall keep Sunesis reasonably informed as to the status of such patent matters, including by providing Sunesis with (i) copies of any documents relating to such Joint Sunesis-Biogen Collaboration Patents which Millennium receives from any patent office within twenty (20) days of receipt thereof, including notice of all interferences, reissues, reexaminations, oppositions or requests for patent term extensions, and (ii) the opportunity to review and comment on any documents relating to such Joint Sunesis-Biogen Collaboration Patents which will be filed in any patent office as soon practicable but in all cases at least twenty (20) days prior to such filing. All costs associated with filing, prosecuting, issuing and maintaining the Sunesis Core Technology shall be borne by Sunesis. In conducting the prosecution activities described in this Section 13.6.2, each Party shall employ reasonable efforts not to substantially negatively impact the other Party’s rights under the surviving provisions of this Agreement.

13.6.3 Millennium’s rights with respect to Co-Funded Products and the Co-Funded Option shall be as follows:

(a) With respect to any Co-Funded Product for which Sunesis has exercised its Co-Funding Option, and for which Millennium has not obtained Regulatory Approval in any territory in the Co-Funded Territory for such Co-Funded Product, in each case as of the effective date of such termination, such Co-Funded Product shall become a Reverted Licensed Product in accordance with Section 8.2 and Exhibit 8.2 and Sunesis shall thereafter pay royalties to Millennium on Net Sales of such Reverted Licensed Product in accordance with Section 6.4.

(b) With respect to any Co-Funded Product for which Sunesis has exercised its Co-Funding Option, and for which Millennium has obtained Regulatory Approval in any territory in the Co-Funded Territory for such Co-Funded Product, in each case as of the effective date of such termination, Sunesis’s rights and obligations under Section 2.2.3 shall survive, and Millennium shall pay royalties on any such Co-Funded Products in accordance with Section 6.3.2. Millennium shall no longer be obligated to provide the detailed plans required of a Co-Development Plan and Budget to Sunesis, but shall provide Sunesis with annual budgets of post Phase I Development Costs for any such Co-Funded Products. Sunesis’s Co-Funding Option with respect to future Licensed Products shall terminate, as will Article 3, as well as Sunesis’s right to participate in the JDC under Section 4.3 and any Licensed Product Teams under Section 2.3.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) Sunesis’s Co-Funding Option under Section 2.2 with respect to future Licensed Products shall continue (i.e., with respect to Licensed Products that are not Co-Funded Products as of the effective date of such termination), provided that Millennium shall no longer be obligated to provide for each Licensed Product the detailed plans and clinical data required of an Initial Development Plan and Phase II Notice pursuant to Section 2.2.1. Millennium shall, however, provide Sunesis with annual budgets of post Phase I Development Costs for such Co-Funded Product in accordance with the timetable for a Phase II Notice set forth in Section 2.2.1, and shall provide reasonable cooperation to Sunesis in evaluating such Co-Funded Product and the post Phase I Development Costs related thereto, including consulting with Sunesis in good faith regarding such annual budgets and the financial, scientific and regulatory assumptions reflected therein.

13.7. Transition of Information and Materials. With respect to a Party’s obligation to transition Collaboration Technology, information and material with respect to a particular Licensed Compound, each Party shall cooperate fully (and cause its Affiliates to cooperate fully) with the other Party to facilitate a smooth and prompt transition of Collaboration Technology, information and materials that are necessary or useful for the receiving Party to exercise its licensed rights hereunder with respect to such Licensed Compound.

13.8. Survival Sections. In addition to the provisions set forth in Sections 13.5.2, 13.5.3 and 13.6 above, as applicable, the following provisions shall survive the expiration or termination of this Agreement for any reason: Articles 1 (Definitions), 7 (Payments, Books and Records), 10 (Confidentiality), 11 (Representations and Warranties), 12 (Indemnification), 13 (Term and Termination), 14 (Dispute Resolution) and 15 (Miscellaneous); and Sections 5.1.1, 5.1.2 and 16.4(b) and (c). In the event of termination of this Agreement by Sunesis pursuant to Section 13.4, in addition to those provisions surviving under Section 13.8, the effects of an uncured failure to use Required Efforts under Section 16.4 shall apply.

ARTICLE 14

DISPUTE RESOLUTION

14.1. Escalation to Senior Executives. In the event of a dispute or matter of significant concern arises between the Parties, then at the request of either Party, the matter shall be escalated to a senior executive from each Party. Such senior executive shall be either the CEO or President of such Party, or another senior executive of such Party with the title of Vice President or higher and who has direct management responsibility for the matter in dispute. Upon such request, such senior executives shall make themselves reasonably available to meet, and shall meet either by telephone or if, specifically requested, in person, to attempt to resolve such matter, and shall thereafter continue to use good faith efforts to attempt to resolve such matter unless it becomes clear that the matter cannot be resolved by mutual agreement. Thereafter either Party may pursue such legal process as is otherwise available under applicable law.

14.2. Injunctive Relief. This Article 14 shall not be construed to prohibit either Party from seeking preliminary or permanent injunctive relief, restraining order or degree of specific performance in any court of competent jurisdiction to the extent not prohibited by this Agreement. For avoidance of doubt, any such equitable remedies provided under this Article 14 shall be cumulative and not exclusive and are in addition to any other remedies, which either Party may have under this Agreement or applicable law.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.3. Matters to Proceed to Court. Notwithstanding the foregoing, any dispute relating to the determination of validity of a Party’s patents or other issues relating solely to a Party’s intellectual property and any dispute asserting breach of this Agreement or of the representations and warranties made hereunder shall be submitted exclusively to the federal court in Delaware, and the Parties hereby consent to the jurisdiction and venue of such court.

ARTICLE 15

MISCELLANEOUS

15.1. Governing Laws. This Agreement and any dispute arising from the construction, performance or breach hereof shall be governed by and construed, and enforced in accordance with, the laws of the state of Delaware, without reference to conflicts of laws principles.

15.2. Waiver. It is agreed that no waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent or similar breach or default.

15.3. Assignment. This Agreement shall not be assignable by either Party without the written consent of the other Party hereto, except either Party may assign this Agreement without such consent to its Affiliates, or to an entity that acquires all or substantially all of the business or assets of such Party whether by merger, reorganization, acquisition, sale, or otherwise; provided, however, that the assignee shall agree in writing to be bound by the terms and conditions of this Agreement, and that in the case of such an acquisition of all or substantially all of the business or assets of a Party, such assignment shall [ * ]. Notwithstanding any other provision in this Agreement, [ * ] involving Sunesis shall not be deemed to be a breach of this Agreement or otherwise require [ * ], provided that such [ * ] shall not [ * ] to the Sunesis Licensed Patents and Sunesis Core Technology with respect to: the [ * ]; Biogen Idec Collaboration Patents; Joint Sunesis-Biogen Collaboration Patents; Development Technology; Other Millennium Technology; and Confidential Information of Millennium.

15.4. Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

15.5. Compliance with Laws. In exercising their rights under this license, the Parties shall fully comply in all material respects with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license including those applicable to the development, manufacture, distribution, import and export and sale of Products pursuant to this Agreement.

15.6. Patent Marking. Millennium agrees to mark and use reasonable efforts to make all its Sublicensees mark all Licensed Products sold pursuant to this Agreement in accordance with the applicable statute or regulations relating to patent marking in the country or countries of

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

manufacture and sale thereof. Sunesis agrees to mark and use reasonable efforts to make its Sublicensees mark all Reverted Licensed Products and PDK Products sold pursuant to this Agreement in accordance with the applicable statute or regulations relating to patent marking in the country or countries of manufacture and sale thereof.

15.7. Notices. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other Parties hereto and shall be deemed to have been given upon receipt:

Sunesis:	Sunesis Pharmaceuticals, Inc. 395 Oyster Point Boulevard, Suite 400 South San Francisco, California 94080 Attn: Chief Executive Officer

With a copy to:	Cooley LLP 3175 Hanover St. Palo Alto, California 94304-1050 Attn: Glen Sato

Millennium	Millennium Pharmaceuticals, Inc. 40 Landsdowne Street Cambridge, Massachusetts 02139 Attn: General Counsel

With a copy to:	Millennium Pharmaceuticals, Inc. 40 Landsdowne Street Cambridge, Massachusetts 02139 Attn: Head Oncology Therapeutic Area Unit

15.8. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect to the fullest extent permitted by law without said provision, and the Parties shall amend the Agreement to the extent feasible to lawfully include the substance of the excluded term to as fully as possible realize the intent of the Parties and their commercial bargain. If a Party seeks to avoid a provision of this Agreement by asserting that such provision is invalid, illegal or otherwise unenforceable, the other Party shall have the right to terminate this Agreement upon sixty (60) days’ prior written notice to the asserting Party, unless such assertion is eliminated and cured within such sixty (60) day period. If Millennium has sought to so avoid a provision of this Agreement, such termination shall be deemed a termination by Millennium under Section 13.4 above, and if Sunesis has sought such an avoidance, such termination shall be deemed a termination by Millennium for breach by Sunesis under Section 13.2 above.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15.9. Advice of Counsel. Sunesis and Millennium have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and will be construed accordingly.

15.10. Performance by Affiliates; Warranty. Millennium may exercise any right or discharge any obligation hereunder through any of its Affiliates. Each Party hereby warrants and guarantees the performance of any and all rights and obligations of this Agreement by its Affiliates and Sublicensees.

15.11. Complete Agreement. This Agreement with its Exhibits, together with the Three Party Agreement, constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and all prior agreements respecting the subject matter hereof, either written or oral, express or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties hereto unless reduced to writing and executed by the respective duly authorized representatives of Sunesis and Millennium.

15.12. Headings. The captions to the several Sections and Articles hereof are not a part of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation.

15.13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

ARTICLE 16

DEVELOPMENT AND COMMERCIALIZATION OF PDK COMPOUNDS AND PDK PRODUCTS

16.1 License to Sunesis. Subject to the terms and conditions of this Agreement, Millennium hereby grants to Sunesis a worldwide, exclusive (even as to Millennium) license under the Millennium Licensed Technology, with the right to grant and authorize sublicenses as provided in Section 5.2 of the Agreement and, subject to Section 16.5, to research, develop, perform regulatory activities for, make, have made, use, import, offer for sale, sell and otherwise exploit PDK Compounds and PDK Products in the Field.

16.2 Transition. During the [ * ] following the Amendment Effective Date, Millennium shall cooperate fully with Sunesis and shall, promptly after the Amendment Effective Date, provide Sunesis with copies of all data, documentation and information provided by Biogen Idec to Millennium relating to the PDK Compounds (to the extent not previously provided), and Sunesis shall have the right to use and disclose such items.

16.3 Reporting. Sunesis shall provide Millennium with a Diligence Summary (describing activities conducted in the previous [ * ] with respect to [ * ], notwithstanding language to the contrary regarding frequency in Section 1.15. [ * ], Sunesis shall include in the Diligence Summary [ * ] of such PDK Product. The Parties acknowledge and agree that due to launch timing, this may require an additional Diligence Summary for such year.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16.4 Diligence. (a) Sunesis shall use Required Efforts to research, develop, perform regulatory activities and commercialize a PDK Product within the Field based upon the Millennium Licensed Technology. “Required Efforts” shall mean [ * ] for a compound or product of similar market potential and at a similar stage in its development or product life, taking into account, without limitation, with respect to a product issues of safety and efficacy, product profile, the proprietary position of the product, the then current competitive environment for the product and the likely timing of the product’s entry into the market, the regulatory environment of the product, and other relevant scientific, technical and commercial factors. Sunesis agrees to keep Millennium fully informed regarding the development, regulatory and commercialization activities with respect to the PDK Product by providing reports to Millennium at least annually regarding ongoing activities being undertaken with respect to PDK Products. This Section 16.4 shall not limit other provisions of this Agreement that address the provision of information regarding PDK Products or PDK Compounds. If Sunesis materially fails to use Required Efforts to develop and commercialize a PDK Product, and Sunesis shall continue to materially fail to use Required Efforts to develop and commercialize a PDK Product for [ * ] after written notice thereof from Millennium, then Millennium shall have the right to terminate the license granted to Sunesis under Section 16.1 and to assume the development and commercialization of such PDK Product using Required Efforts, upon written notice to Sunesis.

(b) Upon such termination or for termination by Sunesis in accordance with Section 13.4: (i) all PDK Products shall no longer be deemed PDK Products but shall instead be deemed Licensed Products and shall be subject to Millennium’s licenses under Section 5.1 of the Agreement, except that terminated PDK Products shall not become [ * ], (ii) all references in the Agreement to PDK Compounds and PDK Products shall be deemed references to Licensed Compounds and Licensed Products, respectively, except that terminated PDK Products shall not become [ * ], (ii) all rights and obligations under the Agreement with respect to Licensed Compounds and Licensed Products shall apply to the terminated PDK Compounds and PDK Products, except that terminated PDK Products shall not become [ * ], milestones payable by Millennium to Sunesis for such Licensed Products (that were previously PDK Products) shall be as set forth in Section 17.2 below (and not in Sections 6.1 and 6.2 of the Agreement) and royalties payable by Millennium to Sunesis on Net Sales of such Licensed Products (that were previously PDK Products) shall be as set forth in Section 17.3 below (and not in Section 6.3 of the Agreement), provided that such royalties shall be payable by Millennium to Sunesis at rates that are [ * ] of the rates set forth in Section 17.3 below, (iv) the terms of Section 2 of Exhibit 8.2 of the Agreement shall apply (as applied to PDK Products in place of Reverted Licensed Products), (v) Millennium shall have the right to control prosecution of the Patent Rights described in Section 9.2.2(b) of the Agreement in accordance with Section 9.2.2(a) of the Agreement (with costs borne by Millennium) except that Millennium shall have no reporting or consulting obligations to Sunesis, and (vi) Millennium shall have the right to enforce and defend the Patent Rights described in Section 9.3.5 above in accordance with Section 9.3.2 of the Agreement.

(c) In the event that there is a good faith dispute as to whether the activities of Sunesis constitute Required Efforts under this Section 16.4, such dispute shall be referred to the Parties’ respective Chief Medical Officers (or a Vice President with responsibility for clinical research of such Party as the equivalent if there is no such Chief Medical Officer of a Party) for

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

resolution in accordance with Section 8.5 of the Agreement (as applied to a PDK Product in place of a Co-Funded Product or Reverted Licensed Product). The Parties by mutual agreement have not formed the Joint Steering Committee as of the Amendment Effective Date.

16.5 [ * ]. (a) Sunesis shall not [ * ], except as permitted by this Section 16.5. Sunesis hereby grants Millennium [ * ] as detailed in this Section 16.5. Prior to [ * ], other than in connection with [ * ], Sunesis shall notify Millennium in writing. Such written notice shall include without limitation [ * ]. Millennium shall have [ * ] from such notice to notify Sunesis that it [ * ]. Millennium shall have a period of [ * ] following the date of such notice from Millennium to [ * ], including without limitation [ * ].

(b) If the Parties do not [ * ], or if Millennium notifies Sunesis in writing [ * ] regarding such [ * ], then Sunesis shall have no further obligations with respect to such [ * ] under this Section 16.5 during the [ * ]; provided that during the [ * ], if Millennium notified Sunesis of its [ * ], Sunesis shall not [ * ]. In the event that (i) the [ * ], or (ii) Sunesis does not [ * ], then Sunesis shall be obligated again to notify Millennium in writing pursuant to this Section 16.5 [ * ] in the case of (ii) of this subsection), and this Section 16.5 shall again apply to each [ * ]. Sunesis shall provide Millennium’s legal counsel with a copy of [ * ] solely to enable Millennium to confirm compliance with the terms of this Section 16.5, which written [ * ] shall constitute Confidential Information of Sunesis. For clarity, this Section 16.5 shall not apply to a [ * ] with a distributor for PDK Product(s).

ARTICLE 17

PAYMENTS FOR PDK COMPOUNDS AND PDK PRODUCTS

17.1 Upfront Payment. Sunesis shall pay Millennium [ * ] within [ * ] of the Amendment Effective Date.

17.2 Milestones. Sunesis shall notify Millennium within ten (10) business days after the first achievement by a PDK Product of each of the following milestone events, and shall pay to Millennium the following amounts within thirty (30) days following the first achievement of each such event by Sunesis or its Affiliates or Sublicensees:

Milestone	Payment Amount
[Start of GLP clinical toxicology testing of a PDK Product	$100,000
Filing of the first Investigational New Drug Application for a PDK Product with the FDA	$100,000
First Regulatory Approval of a PDK Product in the U.S.	$5,000,000
First Regulatory Approval of a PDK Product by the EMA	$4,000,000	]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Milestone payments will be due only if achieved by a PDK Product that is [ * ]. Each milestone payment will be payable one time only, regardless of the number of PDK Products to achieve the milestone event or the number of times the event is achieved by a PDK Product. Each milestone payment shall be non-refundable and non-creditable against other amounts due Millennium under the Agreement. If a milestone for a PDK Product under Section 17.2 is achieved with respect to such PDK Product before a prior milestone for such PDK Product, then the earlier milestone payments shall then also be due with respect to such PDK Product.

17.3 Royalties.

(a) Generally. Subject to Sections 17.3(b) and (c), Sunesis shall pay to Millennium a royalty on Net Sales by Sunesis, its Affiliates and Sublicensees of PDK Products on a PDK Product-by-PDK Product basis, equal to the percentage of such Net Sales set forth below:

Annual Net Sales	Royalty on Net Sales
Portion of Annual Net Sales of such PDK Product less than $[ * ]	[ * ]	%
Portion of Annual Net Sales of such PDK Product greater than or equal to $[ * ] and less than $[ * ]	[ * ]	%
Portion of Annual Net Sales of such PDK Product greater than or equal to $[ * ] and less than or equal to $[ * ]	[ * ]	%
Portion of Annual Net Sales of such PDK Product greater than $[ * ]	[ * ]	%

For purposes of the foregoing, “Annual Net Sales” shall mean, for a particular PDK Product, the aggregate of the Net Sales, in a particular calendar year, of such PDK Product in each country in which such PDK Product is covered by a Valid Claim of a Millennium Licensed Patent.

(b) Third Party Patents. If: (i) a [ * ] of a Third Party should be in force in any country covering the practice of the Millennium Licensed Technology with respect to the manufacture, use or sale of any PDK Product, (ii) it should prove in Sunesis’s reasonable judgment, after consultation with Millennium, [ * ] for Sunesis to commercialize such PDK Product without obtaining a royalty bearing license from such Third Party [ * ] (with such agreement not to be unreasonably withheld or delayed), and (iii) the royalty paid to such Third Party is directed to the practice of rights granted to Sunesis under Section 16.1 with respect to such PDK Product, then Sunesis shall be entitled to a credit against the royalty payments due under Section 17.3(a) with respect to the same PDK Product in such country of an amount equal to [ * ] of the royalty paid to such Third Party for such PDK Product in such country, arising from the practice of such Millennium Licensed Technology with respect to the manufacture, use or sale of the PDK Product in said country, with such credit not to exceed [ * ] of the royalty otherwise due under this Agreement for such PDK Product in such country.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) Royalty Term. The royalties due pursuant to Section 17.3(a) shall be payable on a country-by-country and PDK Product-by-PDK Product basis commencing on the first commercial sale in a country and continuing until the expiration of the last Valid Claim of the Millennium Licensed Patents Covering the sale or use of the relevant PDK Product in such country.

17.4 Payment Terms. The payment terms of Article 7 of the Agreement will apply to payments made by Sunesis under this Article 17.

* * * * *

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their authorized representatives and delivered in duplicate originals as of the Amendment Effective Date.

MILLENNIUM PHARMACEUTICALS, INC.		SUNESIS PHARMACEUTICALS, INC.

By:	/s/ Anna Protopapas	By:	/s/ Daniel N. Swisher, Jr.
Name:	Anna Protopapas	Name:	Daniel N. Swisher, Jr.
Title:	President	Title:	CEO and President

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1.4(a)

RAF Portfolio

Country	Case Type	Status	Title	Filing Date	Application Number	Publication Number	Publication Date	Patent Number	Grant Date
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]			[ * ]	20-Dec-12]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
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[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Case Type	Status	Title	Filing Date	Application Number	Publication Number	Publication Date	Patent Number	Grant Date
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[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PDK Portfolio

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[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Case Type	Status	Title	Filing Date	Application Number	Publication Number	Publication Date	Patent Number	Grant Date
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
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[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1.41

Sunesis Core Technology

Sunesis No.	Serial No.	Title	Status
SU-100	US 09/105,372	Methods for Rapidly Identifying Small Organic Molecule Ligands for Binding to Biological Target Molecules	Issued as U.S. Patent No. 6,335,155
SU-100 D1C1	US 10/043,833	Methods for Rapidly Identifying Small Organic Molecule Ligands for Binding to Biological Target Molecules	allowed
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[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sunesis No.	Serial No.	Title	Status
[ * ]	[ * ]	[ * ]	[ * ]
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[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sunesis No.	Serial No.	Title	Status
[ * ]	[ * ]	[ * ]	[ * ]
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[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1.44

[ * ] Target Selectivity

[ * ]

Name	Units/Amount	Source	Catalog Number	Storage
[ * ]	[ * ]	[ * ]	[ * ]	[ * ][o]C
[ * ]	[ * ]	[ * ]	[ * ]	[ * ][o]C
[ * ]	[ * ]	[ * ]	[ * ]	[ * ][o]C
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ][o]C, [ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ][o]C
[ * ]	[ * ]	[ * ]	[ * ]	[ * ][o]C
[ * ]	[ * ]	[ * ]	[ * ]	[ * ][o]C
[ * ]	[ * ]	[ * ]	[ * ]	[ * ][o]C

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[ * ] Cellular Assay for [ * ]

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[ * ] Cellular Assay [ * ]

[ * ]

	1	2	3 [ * ]	4 [ * ]	5 [ * ]	6 [ * ]	7 [ * ]	8 [ * ]	9 [ * ]	10 [ * ]	11	12
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[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[ * ] Enzyme Assay [ * ]

[ * ]

	1	2	3	4	5	6	7	8	9	10	11	12
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[ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 8.2

Reverted Licensed Product

Section 1. Reverted Licensed Product.

1.1 Millennium shall cooperate fully with Sunesis and shall provide Sunesis with all data, documentation, information and materials generated or used by Millennium in the development, production or other exploitation of such Reverted Licensed Product, and Sunesis shall have the right to use and disclose such items.

1.2 To the extent not already terminated, the licenses granted to Millennium under Section 5.1 shall terminate with respect to such Reverted Licensed Product.

1.3 All right, title and interest in and to (i) all regulatory filings related to the Reverted Licensed Product, including all INDs, NDAs and all information and correspondence related thereto, and (ii) any trademarks specific to the Reverted Licensed Product shall be transferred and assigned to Sunesis.

1.4 Millennium shall cooperate fully with Sunesis upon Sunesis’s request to assign to Sunesis, or otherwise secure for Sunesis the benefits of, any arrangement between Millennium and a Third Party related to the development, production or exploitation of such Reverted Licensed Product, including clinical research agreements, manufacturing and supply agreements and distribution agreements. In the event that such Reverted Licensed Product was manufactured by Millennium, then Millennium shall continue to provide Sunesis at fully loaded cost plus a 15% cost of capital charge with quantities of Reverted Licensed Products reasonably ordered by Sunesis within twelve (12) months after the date of transition.

1.5 Without limiting the foregoing, Millennium shall use reasonable efforts to implement the provisions of this Exhibit 8.2 and to ensure orderly transition and uninterrupted development of the Reverted Licensed Product. Sunesis shall promptly reimburse Millennium’s reasonable out-of-pocket costs with respect to activities, services and materials provided by Millennium under Section 1 of this Exhibit 8.2.

Section 2. Termination of a Reverted Licensed Product and Reversion to Millennium.

2.1 Sunesis shall cooperate fully with Millennium and shall provide Millennium with all data, documentation, information and materials generated or used by Sunesis in the development, production or other exploitation of such Reverted Licensed Product, and Millennium shall have the right to use and disclose such items.

2.2 All right, title and interest in and to (i) all regulatory filings related to such Reverted Licensed Product, including all INDs, NDAs and all information and correspondence related thereto, and (ii) any trademarks specific to the Reverted Licensed Product shall be transferred and assigned to Millennium.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.3 Sunesis shall cooperate fully with Millennium upon Millennium’s request to assign to Millennium, or otherwise secure for Millennium the benefits of, any arrangement between Sunesis and a Third Party related to the development, production or exploitation of such Reverted Licensed Product, including clinical research agreements, manufacturing and supply agreements and distribution agreements. In the event that such Reverted Licensed Product was manufactured by Sunesis, then Sunesis shall continue to provide Millennium at fully loaded cost plus a 15% cost of capital charge with quantities of such Reverted Licensed Product reasonably ordered by Millennium within twelve (12) months after the date of transition.

2.4 Without limiting the foregoing, Sunesis shall use reasonable efforts to implement the provisions of this Exhibit 8.2 and to ensure orderly transition and uninterrupted development of such Reverted Licensed Product. Millennium shall promptly reimburse Sunesis’s reasonable out-of-pocket costs with respect to activities, services and materials provided by Sunesis under Section 2 of this Exhibit 8.2.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.